                                                                   EXHIBIT 10(f)

                            FACILITIES SALE AGREEMENT


                                 BY AND BETWEEN


                               TRANSMONTAIGNE INC.
                                    AS SELLER


                                       AND


                        WILLIAMS TERMINALS HOLDINGS, L.P.
                                    AS BUYER


                               DATED JUNE 30, 2001



                    ---------------------------------------

                                      INDEX


SECTION  1.       DEFINITIONS
         1.1.     Specific Definitions................................................6
         1.2.     Other Terms........................................................11
         1.3.     Other Definitional Provisions......................................11

SECTION  2.       PURCHASE AND SALE OF ASSETS
         2.1.     Purchase and Sale of Assets........................................11
         2.2.     Retained Assets....................................................12
         2.3.     Title and Risk of Loss.............................................12

SECTION  3.       PURCHASE PRICE
         3.1.     Purchase Price.....................................................12

SECTION  4.       CERTAIN CONTRACTUAL OBLIGATIONS
         4.1.     Certain Contractual Obligations....................................13
         4.2.     Retained Liabilities...............................................13

SECTION  5.       REPRESENTATIONS AND WARRANTIES OF SELLER
         5.1.     Organization and Good Standing.....................................13
         5.2.     Authority; Authorization of Agreement..............................13
         5.3.     No Violation.......................................................14
         5.4.     Compliance with Laws; Taxes; Permits...............................14
         5.5.     Contracts and Rights-of-Way........................................15
         5.6.     Assets.............................................................15
         5.7.     Title to Assets....................................................15
         5.8.     Operation of Facilities............................................15
         5.9.     Environmental Compliance...........................................15
         5.10.    Books and Records..................................................16
         5.11.    Litigation.........................................................16
         5.12.    No Broker..........................................................16
         5.13.    Credit Facility Release............................................16
         5.14.    Governmental Approval..............................................16
         5.15.    Public Utility Holding Company Act.................................17
         5.16     Seller Not a Foreign Corporation...................................17
         5.17     Improvements and Personal Property.................................17
         5.18.    Additives, Dyes and Butanes........................................17
         5.19     No Other Representations and Warranties............................17

SECTION  6.       REPRESENTATIONS AND WARRANTIES OF BUYER
         6.1.     Organization and Good Standing.....................................17
         6.2.     Authority; Authorization of Agreement..............................18

         6.3.     No Violation......................................................18
         6.4.     No Broker.........................................................18
         6.5.     Government Approval...............................................18
         6.6.     Public Utility....................................................18
         6.7.     Knowledgeable Investor............................................19
         6.8.     No Other Representations and Warranties...........................19

SECTION  7.       CONDUCT AND PRE-CLOSING COVENANTS OF THE PARTIES
         7.1.     Access and Information; Due Diligence.............................19
         7.2.     Continued Operation...............................................19
         7.3.     Title Insurance, Survey of and Title to Real Property.............20
         7.4.     Damage or Condemnation............................................21
         7.5.     Press Releases/Announcements......................................21
         7.6.     Environmental/Operations Audit....................................22
         7.7.     Contract Notices..................................................22
         7.8.     Consents..........................................................23
         7.9.     Completion of Due Diligence.......................................23
         7.10     Establishing Product Inventory....................................23
         7.11.    Employees.........................................................24

SECTION  8.       CERTAIN POST-CLOSING COVENANTS
         8.1.     Payment of Liabilities............................................25
         8.2.     Baseline Audit and Baseline Audit Report..........................25
         8.3.     Revenues and Remittance of Monies.................................26
         8.4.     Confidentiality...................................................26
         8.5.     Contingency Payments..............................................26
         8.6.     Use of Terminal Automation System.................................27
         8.7.     Audited Financials................................................27

SECTION  9.       CONDITIONS TO OBLIGATIONS OF BUYER AT CLOSING
         9.1.     Compliance; Accuracy of Representations...........................27
         9.2.     Buyer's Board Approval............................................27
         9.3.     Officers' Certificates............................................27
         9.4.     No Orders or Lawsuits.............................................28
         9.5.     Third Person Consents.............................................28
         9.6.     Absence of Certain Changes........................................28
         9.7.     Conveyance Documents..............................................28
         9.8.     Due Diligence.....................................................28
         9.9.     Title Insurance Policy............................................29
         9.10     Transition Services...............................................29
         9.11     Terminal Use and Access Agreement.................................29
         9.12     Letter of Credit..................................................29
         9.13     Butane Blending Software..........................................29
         9.14     TEPPCO Line Space Agreement.......................................29

SECTION  10.      CONDITIONS TO OBLIGATIONS SELLER AT CLOSING
         10.1.    Compliance; Accuracy of Representations...........................29
         10.2.    Seller's Board Approval ..........................................30
         10.3.    Officers' Certificates............................................30
         10.4.    No Orders or Lawsuits.............................................30
         10.5.    Third Person Consents.............................................30
         10.6.    Purchase Price....................................................30
         10.7.    Exchange Agreement................................................30

SECTION  11.      CLOSING...........................................................30

SECTION  12.      TAX MATTERS
         12.1.    Taxes and Recording Fees..........................................31
         12.2.    Allocation of Property Taxes......................................31

SECTION  13.      INDEMNIFICATION
         13.1.    Environmental Indemnification.....................................31
         13.2.    Other Indemnification by Seller...................................32
         13.3.    Indemnification by Buyer..........................................32
         13.4.    Termination of Indemnification....................................32
         13.5.    Procedures Related to Indemnification.............................34
         13.6.    Other Claims......................................................35
         13.7.    Mitigation........................................................36
         13.8.    Tax Treatment.....................................................36
         13.9     Survival of Representations.......................................36
         13.10    Exclusive Remedy..................................................36

SECTION  14.      NOTICE OF DEFAULT AND TERMINATION
         14.1.    Notice of Default by Seller.......................................36
         14.2.    Notice of Default by Buyer........................................37
         14.3.    Breach of Representation or Warranty..............................37
         14.4.    Termination Prior to Closing......................................37
         14.5.    Effect of Termination.............................................37

SECTION  15.      GENERAL PROVISIONS
         15.1.    Further Assurances................................................37
         15.2.    Expenses..........................................................38
         15.3.    Notices...........................................................38
         15.4.    Governing Law.....................................................39
         15.5.    Entire Agreement..................................................39
         15.6.    No Assignment; Successors.........................................39
         15.7.    Amendments; Waiver................................................39
         15.8.    Convenient Reference..............................................39

           15.9.    Counterparts......................................................40
           15.10.   No Third Person Beneficiaries.....................................40
           15.11    Attorney Fees.....................................................40
           15.12    Limitation on Liability...........................................40


EXECUTION.............................................................................41

EXHIBITS

             Exhibit 1.1               Map of Facilities
             Exhibit 9.7               Forms of Deed, Bill of Sale, Assignment
                                       and Assumption of Contracts and
                                       Assignment and Assumption of Permits
             Exhibit 9.10              Form of Transition Services Agreement
             Exhibit 9.11              Form of Terminal Use and Access Agreement
             Exhibit 9.13              Form of Software License Agreement
             Exhibit 9.14              Form of TEPPCO Line Space Agreement
             Exhibit 13.1(b)           Form of Access and Indemnity Agreement

SCHEDULES

             Schedule 2.1(a)           Real Property and Rights-of-Way
             Schedule 2.1 (b) and (c)  Personal Property and Improvements
             Schedule 2.1(e)           Assigned Contracts
             Schedule 2.1(g)           Permits
             Schedule 5.4              Exceptions to Compliance with Laws
             Schedule 5.7              Permitted Encumbrances
             Schedule 5.8              Exceptions to Operation of Facilities
                                       According to Standards
             Schedule 5.9              Environmental Non-Compliance
             Schedule 5.11             Litigation
             Schedule 8.2(b)           Baseline Audit Report

                            FACILITIES SALE AGREEMENT

         THIS FACILITIES SALE AGREEMENT dated June 30, 2001, is by and between TRANSMONTAIGNE INC., a Delaware corporation, together with its wholly owned subsidiary, TransMontaigne Terminaling Inc., an Arkansas corporation (hereinafter referred to as "Seller") and WILLIAMS TERMINALS HOLDINGS, L.P., a Delaware limited partnership (hereinafter referred to as "Buyer", with Seller and Buyer being individually referred to as "Party" and collectively referred to as the "Parties").

                                    RECITALS:

         A. Seller presently owns a 100% interest in and operates two petroleum products storage terminals known as the Little Rock Terminal Complex, together with certain butane storage and pipeline facilities associated therewith located in North Little Rock, Arkansas.

         B. Seller desires to sell and transfer and Buyer desires to purchase and acquire all rights, properties, and assets associated with the foregoing described properties, including certain obligations as specified in this Agreement, on the terms and conditions described herein;

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1. DEFINITIONS

         1.1. Specific Definitions. As used herein the following terms shall have the meanings defined below:

              Additives and Dyes has the meaning set forth in Section 3.

              Affiliated Company means with respect to any individual or legal business entity, any Person, which directly or indirectly controls, is controlled by, or is under a common control with such individual or legal business entity. The term "control" (including the terms "controlled by" and "under common control with") as used in the preceding sentence means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person.

              Agreement means this Facilities Sale Agreement, including the Exhibits and Schedules attached hereto, as amended, modified and supplemented from time to time.

              Assets has the meaning set forth in Section 2.1.

              Assigned Contracts means those Contracts listed in Schedule 2.1(e) that are a part of the Assets as the same have been amended in accordance with this Agreement prior to the Closing and are assignable by Seller.

              Baseline Audit Report has the meaning set forth in Section 8.2.

              Books and Records means physical and/or electronic copies of all non-privileged and existing engineering, operating, accounting, local property tax, legal (related to the title to the Assets or any matter reflected on any exhibit or schedule attached to this Agreement), business, marketing, land and other data, files, documents, instruments, notes, papers and books and records relating to the Assets and Facilities (but not other corporate financial, tax and legal files and records) in the custody or control of Seller, including without limitation, journals, deeds, property records, title policies, drawings, records, maps, charts, surveys, prints, customer lists, computer software and files, source and retrieval programs (including related documentation), and environmental operating records, studies, audits, plans and reports of spills or leaks, whether or not prepared internally by Seller or by unaffiliated parties.

              Butane has the meaning set forth in Section 3.

              Butane Blending Software has the meaning set forth in Section 2.1(c).

              Buyer Indemnified Parties has the meaning set forth in Section
13.1.

              Claims means any demand, Proceeding, charge, loss, cost, expense (including reasonable attorney's fees and expert fees and expenses), damage, fine, penalty, interest, judgment, or liability of any nature whatsoever.

              Closing means the closing of the purchase and sale of the Assets as contemplated by this Agreement.

              Closing Date means the date set for the Closing in accordance with
Section 11.

              Closing Year means the calendar year in which the Closing occurs.

              Code means the Internal Revenue Code of 1986, as amended.

              Contracts means any written agreement, contract, commitment, lease or instrument, including all amendments, modifications and supplements thereto, affecting the Assets.

              Conveyance Documents means all deeds, bills of sale, assignments and other good and sufficient instruments of transfer, conveyance and assignment, in such form and substance as Buyer may reasonably request, to effect or evidence the sale, conveyance, assignment, transfer, and delivery of the Assets to Buyer and to vest in Buyer title to the Assets in accordance with this Agreement.

              Credit Facility Liens has the meaning set forth in Section 5.13.

              Dollar and $ means lawful currency of the United States of America.

              Effective Date means 11:59 p.m., Central Daylight Time, June 30, 2001.

              Environmental Arbitrator has the meaning set forth in Section 13.1(c).

              Environmental Claims means Claims involving or relating to Polluting Substances, Releases, environmental conditions, situations, circumstances, events, or incidents on, at or concerning, originating at or relating to the Facilities or the Assets, or arising out of acts or omissions occurring in connection with the ownership or operation of any of the Facilities or Assets and arising either (i) from or related to a violation of, or remedial requirement under, any Environmental Laws or (ii) based upon any common law cause of action, including, without limitation, nuisance, trespass, negligence, strict liability or public trust doctrine, whether such Environmental Claim arises before or after the Effective Date and whether arising on or off of the Facilities, including, without limitation, all Claims in connection with (a) bringing the Assets and Facilities into compliance with Environmental Laws and
(b) the investigation or remediation of Polluting Substances contamination at the Facilities.

              Environmental Laws means all Laws relating to public health, or to pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Toxic Substances Control Act ("TSCA"), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Safe Drinking Water Act, as amended, the Hazardous Materials Transportation Act, as amended, the Oil Pollution Act of 1990 ("OPA"), any regulations or state laws or regulations implementing the foregoing federal laws, and all other Laws or regulations relating to (a) emissions, discharges, releases, or cleanup of pollutants, contaminants, chemicals, polychlorinated biphenyls (PCB's), solid wastes, or toxic or hazardous substances or wastes (collectively, "Polluting Substances"), (b) the generation, processing, distribution, use, treatment, handling, storage, disposal or transportation of Polluting Substances (c) the use, maintenance, and closure of any portion of the Facilities, or (d) environmental conservation or protection. For purposes of the definition of Environmental Laws, the following terms have the following meanings: "hazardous substance" means those substances listed in 49 CFR ss.172.101 and 40 CFR Part 302, petroleum and requested substances as defined in Subtitle I to RCRA, and radiation; "release" has the meaning specified in
Section 101(22) of CERCLA; and "disposal" has the meaning specified in RCRA; provided, however, that to the extent the laws of the state in which the property is located establish a meaning for "hazardous substance," "release," or "disposal" or comparable terms that is broader than that specified above, such broader meaning shall apply.

              Facilities means the two petroleum storage terminals known as the Little Rock Terminal Complex, situated at 3222 Central Airport Road, North Little Rock, Arkansas 72117 ("North Terminal") and 2725 Central Airport Road, North Little Rock, Arkansas 72117 ("South Terminal"), including (a) the two petroleum product pipelines, butane pipeline, and a fiber optic service line that connect the North Terminal and the South Terminal (b) all butane storage facilities and equipment located on or adjacent to the North Terminal and (c) two petroleum product pipelines approximately sixteen inches (16") in diameter, one from the North Terminal and one from the South Terminal, both of which connect to a delivery point with TEPPCO, all as more fully depicted on the map attached hereto as Exhibit 1.1 as operated by Seller on the date hereof, and identified in Schedule 2.1.

              Governmental Authority means any federal, state, local, foreign or other governmental or administrative authority, agency, court or tribunal having jurisdiction.

              Improvements has the meaning set forth in Section 2.1(b).

              Indemnified Party has the meaning set forth in Section 13.6(a).

              Indemnifying Party has the meaning set forth in Section 13.6(a).

              Inspection has the meaning set forth in Section 7.6.

              Inspection Period has the meaning set forth in Section 7.6.

              Law means all applicable local, state, federal and foreign laws and rules, regulations, codes, and ordinances promulgated thereunder, judgments, orders, consent orders, or decrees, excluding, however, any Environmental Laws.

              Lien means any lien, charge, mortgage, pledge, security interest, right of first refusal, option, judgment, restrictive covenant or condition or encumbrance in respect of or affecting the Assets, except the Credit Facility Lien.

              Party and Parties has the meaning set forth in the preamble.

              Permit means any license, permit, franchise, authority, consent or approval of a Governmental Authority applicable to the ownership or operation of the Assets.

              Permitted Encumbrances means (a) the Liens described in Schedule 5.7, and (b) Liens for current Taxes which are not yet due and payable, or which Seller is contesting in good faith and which are specifically described in
Schedule 5.7, including, without limitation, any easement, signage lease or other similar burdens that encumber the Real Property.

              Person means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government (or agency or political subdivision thereof).

              Personal Property has the meaning set forth in Section 2.1(c).

              Polluting Substances has the meaning set forth in the definition of Environmental Laws.

              Prior Year means the calendar year immediately preceding the Closing Year.

              Proceeding means any action, suit, claim, investigation, review or other proceeding, at law or in equity, before any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or other instrumentality or any arbitrator, board of arbitration or similar entity.

              Product means refined petroleum products, Additives and Dyes, butane and blending materials.

              Product Inventory means the Products that are stored in the Facilities.

              Purchase Price has the meaning set forth in Section 3.

              Real Property has the meaning set forth in Section 2.1(a).

              Release has the meaning set forth in the definition of Environmental Law.

              Remedial Action has the meaning set forth in Section 13.1(b).

              Retained Environmental Claims means any Environmental Claim that relates to (a) an environmental condition, situation, circumstance, event, or incident identified in the Baseline Audit Report and any Environmental Claim pertaining to Seller's transportation or disposal of Polluting Substances off-site of the Assets and Facilities.

              Retained Liabilities has the meaning set forth in Section 4.2.

              Right-of-Way means any right-of-way, easement, access agreement, lease, license, permit or prescriptive right that is a part of the Assets.

              Schedules means the exhibits, appendices and schedules to this Agreement.

              Seller Indemnified Parties has the meaning set forth in Section 13.3.

              Tax means, as relating to any of the Assets, a federal, state or local income tax, assessment, duty, fee, levy or other governmental charge, together with and including without limitation, any and all interest, fines, penalties, assessments and additions to tax resulting from, relating to, or incurred in connection with any such tax or any contest or dispute thereof.

              Third Person means any Person other than Seller or Buyer, or Affiliated Companies.

              Third Person Claim has the meaning set forth in Section 13.6(a).

              TPSI has the meaning set forth in Section 8.7

              TPSI Product means that portion of the Product Inventory located in the Facilities or in transit to the Facilities that is owned by TPSI.

              Transition Services Agreement has the meaning set forth in Section 9.11.

         1.2. Other Terms. Other terms may be defined elsewhere in the text of this Agreement and shall have the meaning indicated throughout this Agreement.

         1.3. Other Definitional Provisions.

              (a) The words "hereof", "herein", and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

              (b) The terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

              (c) Each and every exhibit or schedule to this Agreement is included in it and attached for all purposes by the reference in this Agreement to the specific exhibit or schedule.

              (d) Whenever the Parties have agreed that any approval or consent will not be "unreasonably withheld", such phrase will also include the Parties agreement that the approval or consent will not be unreasonably delayed or conditioned.

              (e) Whenever a statement is qualified by the term "knowledge," "best knowledge" or similar term or phrase, it is intended to indicate actual knowledge, or the possession of information, data or documents that would give actual knowledge, on the part of the officers, directors of a Person or current Facility management employees at a level of terminal manager or higher who, after due inquiry, and in the normal scope of their employment would have such actual knowledge.

SECTION 2. PURCHASE AND SALE OF ASSETS

         2.1. Purchase and Sale of Assets. At Closing, but effective as of the Effective Date, Seller shall sell, transfer, assign, convey, set over and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all of the properties, privileges, rights, interests and claims for interests, tangible and intangible, of, relating primarily to, or used primarily in connection with any portion of the Facilities, including, without limitation, the following (the "Assets"):

              (a) Real Property. All those certain tracts or parcels of real property wholly or partly owned in fee simple by Seller or its Affiliated Companies upon which the Improvements are located and all Rights-of-Way, and other rights and interests in and to real property and appurtenances thereto relating to or used in connection with any portion of the Facilities, all as more particularly described in Schedule 2.1(a) ("Real Property");

              (b) Improvements. All of the buildings, structures, fixtures, facilities and other improvements relating to or used in connection with any portion of the Facilities, including, without limitation, aboveground bulk or other storage tanks, aboveground and underground refined product and natural gas liquids pipelines, loading racks, pipe-racks, docks, utility fixtures, sheds, pads, parking areas, walkways, storage areas, and roadways, as more particularly described on Schedule 2.1(b) and (c) ("Improvements");

              (c) Personal Property. All field vehicles and leases thereto, computer equipment and such related third party computer programs, applications and software systems that Seller has the right to transfer, spare parts and materials inventory, machinery, equipment, pumps, piping, engines, compressors, heaters, electronic instrumentation, valves, meters, tools, office furniture, fire equipment and, parts, supplies and other moveable equipment and tangible personal property relating to or used in connection with any portion of the Facilities as more particularly described in Schedule 2.1(b) and (c) ("Personal Property") but excluding Seller's proprietary butane blending operation program and codes (source or object) and all related written explanations of the use of such program ("Butane Blending Software");

              (d) Additives and Dyes. The Additives and Dyes;

              (e) Contract Rights. All Assigned Contracts, as more particularly described in Schedule 2.1(e);

              (f) Books and Records. Copies of all Books and Records; and

              (g) Permits. All Permits relating to or used in connection with any portion of the Facilities, as more particularly described on Schedule 2.1(g).

         2.2. Retained Assets. Except for the Assets, as described in Section 2.1, Seller shall, at Closing, retain all right, title, interest and obligation to and with respect to all of its assets and liabilities.

         2.3. Title and Risk of Loss. Title and risk of loss with respect to the Assets shall pass to Buyer at the Effective Date.

SECTION 3. PURCHASE PRICE

         The purchase price for all of the Assets and Facilities shall be $29,000,000.00 (the "Purchase Price"). The Purchase Price will be adjusted as follows: (a) It will be increased after Closing by an additional sum for additives and dyes owned by Seller ("Additives and Dyes") based upon Seller's cost, with quantities to be measured by Parties as of the Effective Date, (b) it will be adjusted after Closing by an additional sum for butane owned by Seller ("Butane") based upon the "OPIS" Conway low posted price for normal butane as of June 29, 2001, plus 7.8 cents per gallon, and will be purchased by an Affiliated Company of Buyer, with quantities of Butane to be measured by the Parties as of the Effective Date and (c) it will be adjusted at and after Closing in accordance with Section 12 and the other applicable provisions of this Agreement. Buyer shall arrange to have the Purchase Price delivered to Seller On July 2, 2001 by wire transfer in immediately available funds to an account previously designated by Seller.


SECTION 4. CERTAIN CONTRACTUAL OBLIGATIONS

         4.1. Certain Contractual Obligations. In connection with the sale of the Assets hereunder, upon the Effective Date, Buyer shall perform and satisfy the obligations arising under the Assigned Contracts, the Permits and the Rights-of-Way on and after the Effective Date.

         4.2. Retained Liabilities. Except for the express assumption by Buyer of those certain obligations relating to the Assets, as specified in Section 4.1, and arising on and after the Effective Date or as expressly set forth in this Agreement with respect to Environmental Claims that are not Retained Environmental Claims, Buyer shall not assume or be bound or obligated by, and Seller hereby acknowledges the retention of, any and all duties, responsibilities, obligations or liabilities, whether fixed, absolute, accrued, known or unknown, contingent or otherwise, of Seller of any kind whatsoever, whether or not related to the Assets, whether or not such duties, responsibilities, obligations or liabilities are disclosed on any Schedules attached hereto (the "Retained Liabilities" provided that the term "Retained Liabilities" shall not include any Retained Environmental Claim the indemnification for which is governed by Section 13). Nothing contained in the Schedules hereto shall increase, decrease or modify in any way whatsoever Buyer's obligations under Section 4.1, nor result in Buyer's becoming responsible for any liabilities, duties and obligations of Seller.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as follows:

         5.1. Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having all necessary power and authority to carry on its respective business as presently conducted and to own, lease, and operate all properties and assets now owned, leased or operated by it qualified to do business as a foreign corporation and in good standing in the State of Arkansas.

         5.2. Authority; Authorization of Agreement. Upon receipt of the approval of its Board of Directors, which board has not yet reviewed this Agreement or the transaction contemplated hereby, Seller will have all requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby have been duly authorized and approved by all requisite corporate action on the part of Seller. This Agreement has been duly executed and delivered by

Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar Laws relating to or affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         5.3. No Violation. This Agreement and the execution and delivery hereof by Seller does not, and the fulfillment and compliance with the terms and conditions hereof, and the consummation of the transactions contemplated hereby will not:

              (a) violate or conflict with any provision of Seller's corporate charter or other organizational or governance documents of Seller;

              (b) violate or conflict with any provision of any Law or Environmental Law or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to or binding upon Seller or the Assets;

              (c) conflict with or result in a breach of, constitute a default under (whether with notice or lapse of time or both), or accelerate or permit the acceleration of performance required by, or require any consent or approval under any instrument, contract or other agreement to which Seller is a party or by which it is bound or to which any of its Assets are subject ; or

              (d) result in the creation of or imposition of any Lien upon any of the Assets.

         5.4. Compliance with Laws; Taxes; Permits.

              (a) Except as set forth in Schedule 5.4, Seller is not in violation of or in default under any Law, governmental determination, court or other order, governmental certification requirement or other public limitation; and

              (b) Except as set forth in Schedule 5.4, Seller has filed in a timely manner all reports, returns and forms as may have been required under applicable Laws for and paid all amounts for all required Taxes or similar assessments (except amounts for Taxes being diligently contested in good faith by appropriate procedures and disclosed in Schedule 5.4) including any interest, penalties or additions attributable thereto shown as due on all such filings. No Proceedings or other actions that are pending, or to Seller's knowledge, that are threatened seek the assessment or collection of the additional Taxes of any kind from Seller specifically relating to any portion of the Facilities or the Assets, and no other examination by the Internal Revenue Service or any other taxing authority affecting any portion of the Facilities or the Assets is now pending. Taxes which Seller was required by Law to withhold or collect in respect to the Facilities or the Assets have been withheld or collected and have been paid over to the proper governmental authorities or are properly held by Seller for such payment when due and payable.

              (c) Except as disclosed in Schedule 5.4, (i) Seller has all Permits necessary for the operation of the Facilities and the Assets as currently conducted, (ii) each such Permit is in full force and effect, and
(iii) is in compliance with all its obligations with respect thereto, and no event has occurred which permits, or upon the giving of notice or the passage of time or both would permit, the revocation or termination of any thereof.

         5.5. Contracts and Rights-of-Way. Seller is not in, nor has it received written notice of, default under any Contract or Right-of-Way to which it is a party, or by which it or its properties is bound. All Assigned Contracts and Rights-of-Way represent valid, binding and enforceable agreements of the parties thereto subject to applicable bankruptcy, insolvency, or other similar Laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Seller has made available to Buyer true, correct and complete copies of all Assigned Contracts and Rights-of-Way affecting the Assets and Facilities, as currently operated.

         5.6. Assets. The Assets constitute all of the properties and assets necessary for the operation of, relating to or used in connection with the Facilities.

         5.7. Title to Assets. Seller has good, valid, and marketable title to 100% interest in the Assets, free and clear of all Liens, but subject to (i) all easements, restrictions and encumbrances that are a matter of public record and
(ii) the Outdoor Advertising Leases in favor of Bestco Sign Company dated April 1, 1994, as described in Schedule 5.7. Seller warrants and will defend the aforesaid title to the Assets to Buyer and its successors and assigns forever against the lawful claims and demands of all persons claiming by, through or under Seller, with the right to full substitution and subrogation of Buyer in and to all covenants and warranties by others given or made in respect of all or part of the Assets before the Effective Date, and to which Seller has succeeded.

         5.8. Operation of Facilities. Except as disclosed on Schedule 5.8, the Facilities and Improvements, taken as a whole, have been maintained and operated in accordance with Seller's normal operating standards and practices and are in good operating condition, repair and maintenance, subject only to ordinary wear and tear.

         5.9. Environmental Compliance.

              (a) Except as disclosed in Schedule 5.9, the Facilities and the Assets are in compliance with applicable Environmental Laws.

              (b) Seller has furnished or made available to Buyer all Books and Records relating to environmental liabilities and reasonably requested by Buyer to be made available to it under Section 7.1.

              (c) Except as disclosed in Schedule 5.9, there are no past or present or, to the best of Seller's knowledge, future events, conditions, circumstances, activities, practices, incidents, actions or plans, which will prevent continued substantial compliance with applicable Environmental Laws and the terms and conditions of any Permits.

              (d) Except as set forth in Schedule 5.9, Seller has not received any written notice from any Governmental Authority of any actual or potential non-compliance with the terms and conditions of any Permits with respect to the any portion of the Facilities or the Assets.

              (e) Except as set forth in Schedule 5.9, Seller has not received any written notice of any civil, criminal or administrative Proceeding involving the Facilities that arise under any applicable Environmental Laws.

         5.10. Books and Records. The Books and Records have been maintained in accordance with good business practices and all financials relating to or depicting the past and current operations of the Facilities have been prepared in accordance with generally accepted accounting principles and fairly and accurately present the financial condition of the Assets, except where projections have been made, in which case the assumptions upon which the projections have been based are noted therein.

         5.11. Litigation. Except as set forth in Schedule 5.11, there is no pending, or to Seller's knowledge threatened, Proceeding involving Seller, any of the Facilities or any of the Assets at law or in equity, by or before any Governmental Authority or any arbitrator or mediator. Except as set forth in
Schedule 5.11, there are no orders, writs, judgments, stipulations, injunctions, decrees, determinations, awards or other decisions of any Governmental Authority, or any arbitrator or mediator, outstanding against Seller, any portion of the Facilities or any of the Assets.

         5.12. No Broker. Seller has not retained or employed any broker, finder, or similar agent, or otherwise taken any action in connection with the negotiations relating to this Agreement and the transactions contemplated hereby in a manner so as to give rise to any claims against any of the Parties for any brokerage commission, finder's fee or other similar payment.

         5.13. Credit Facility Release. All of the Assets have previously been pledged by Seller as security to Fleet National Bank N.A., as agent for Fleet National Bank and other secured lenders pursuant to the Security Agreement dated January 13, 2000 in connection with that certain Fourth Amended and Restated Credit Agreement dated as of February 11, 2000, by and between Seller and Fleet National Bank, N.A., as amended and that certain Amended and Restated Master Shelf Agreement dated February 11, 2000 by and between Seller and Prudential Insurance Company, as amended (collectively, the "Credit Facility Liens"). Except with respect to the necessity to obtain a release of the Credit Facility lien upon the Assets before the Effective Date and taking such steps as are required in Sections 7.8 and 7.9 to obtain consent to the assignment of Assigned Contracts, no other Third Person consent, approvals, waiver or authorization of any Third Person is required to be obtained in connection with the execution and delivery of this Agreement by Seller, or the consummation by Seller of the transactions contemplated hereby.

         5.14. Governmental Approval. No consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby.

         5.15. Public Utility Holding Company Act. Neither Seller nor any of its Affiliated Companies is a "holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.16. Seller Not a Foreign Corporation. The Seller is not a "Foreign Corporation" as that term is used in Section 1445 of the Code.

         5.17. Improvements and Personal Property. Seller has good and marketable title to the Personal Property and the Improvements, and such Improvements and Personal Property are free of Liens. Except as set forth in this Agreement, the Improvements and Personal Property are being transferred "AS IS" AND WITH ALL FAULTS AND SELLER MAKES NO WARRANTY WITH RESPECT TO THE PHYSICAL CONDITION OF THE IMPROVEMENTS AND PERSONAL PROPERTY, OR TO THE MERCHANTABILITY OF SUCH IMPROVEMENTS AND PERSONAL PROPERTY OR FITNESS OF SUCH IMPROVEMENTS AND PERSONAL PROPERTY FOR ANY PARTICULAR PURPOSE.

         5.18. Additives, Dyes and Butane. Seller has good and marketable title to the Additives, Dyes and Butanes, and such Additives, Dyes and Butanes are free of Liens. The Additives, Dyes and Butanes meet all requirements of Laws and Environmental Laws, including without limitation the regulations of the EPA governing additives set forth in Part 80 of Title 40 of the Code of Federal Regulations, as amended, if applicable.

         5.19. No Other Representations or Warranties. Except for the representations and warranties of Seller in this Agreement and the certificates, documents, instruments and writings delivered to Buyer by or on behalf of Seller pursuant to this Agreement, neither Seller nor any other Person makes or shall be deemed to have made any other representations or warranties on behalf of Seller, express or implied, and Seller hereby disclaims any such representations and warranties, whether by Seller, any of Seller's employees, agents or representatives, or any other Person. EXCEPT AS SET FORTH IN THIS AGREEMENT, THE ASSETS AND THE FACILITIES ARE SOLD TO BUYER "AS IS, WHERE IS" WITH ALL FAULTS. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES TO BUYER AND ALL THIRD PERSONS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, PERFORMANCE, CONDITION, CERTIFICATE, MAINTENANCE, OR SPECIFICATION.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer represents and warrants to Seller as follows:

         6.1. Organization and Good Standing. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary power and authority to carry on its business as presently conducted and to own, lease and operate all properties and assets now owned, leased and operated by it.

         6.2. Authority; Authorization of Agreement. Upon receipt of the approval of the Board of Directors of its general partner, which board has not yet reviewed this Agreement or the transaction contemplated hereby, Buyer will have all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. Subject to Buyer receiving approval from the Board of Directors of its general partner, this Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar Laws relating to or affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         6.3. No Violation. This Agreement and the execution and delivery hereof by Buyer do not, and the fulfillment and compliance with the terms and conditions hereof, and the consummation of the transactions contemplated hereby will not:

         (a) violate or conflict with any provision of the charter or other organizational or governance documents of Buyer;

         (b) violate or conflict with any provision of any Law or Environmental Law or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to or binding upon Buyer; or

         (c) conflict with or result in a breach of, constitute a default under (whether with notice or lapse of time or both), or accelerate or permit the acceleration of performance required by, or require any consent or approval under any instrument, contract or other agreement to which Buyer is a party or by which it is bound or to which any of its properties is subject.

         6.4. No Broker. Buyer has not retained or employed any broker, finder, or similar agent, or otherwise taken any action in connection with the negotiations relating to this Agreement and the transactions contemplated hereby in a manner so as to give rise to any claims against any of the Parties for any brokerage commission, finder's fee or other similar payment.

         6.5. Governmental Approval. No consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transaction contemplated hereby.

         6.6. Public Utility. Neither Buyer nor any of its Affiliated Companies is a "holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935 and related rules and regulations.

         6.7. Knowledgeable Investor. Without limitation of the express representations, warranties, covenants and agreements of Seller contained in this Agreement, Buyer acknowledges that it is an experienced and knowledgeable investor in terminaling, transportation, storage and petroleum exchange business and the operation of petroleum product storage facilities and that in conducting the Inspection under Section 7.6 and due diligence as described in Section 9.8 involving the Assets and Facilities, it is relying solely on its independent investigation and audit of, and appraisal and judgment with respect to, the Assets and Facilities and Buyer assumes full responsibility for any conclusions or analysis relating to the Assets and Facilities and any decisions to proceed with the purchase of the Assets and Facilities based upon such due diligence and investigation.

         6.8. No Other Representations and Warranties. Except for the representations and warranties of Buyer in this Agreement and the certificates, documents, instruments and writings delivered to Seller by or on behalf of Buyer pursuant to this Agreement, neither Buyer nor any other Person makes or shall be deemed to have made any other representations or warranties on behalf of Buyer, express or implied, and Buyer hereby disclaims any such representations or warranties, whether by Buyer, any of Buyer's employees, agents or representatives, or any other Person.

SECTION 7. PRE-CLOSING CONDUCT AND COVENANTS OF THE PARTIES

         7.1. Access and Information; Due Diligence. Subject to Section 7.6, from and after the date hereof to and including the Closing Date, Seller shall, upon prior written request, afford to the Buyer and its officers, employees, agents and authorized representatives of Buyer access during normal business hours, to the Facilities, the Assets and all Books and Records pertaining thereto. Seller shall also make available to Buyer, upon prior written request, personnel knowledgeable with respect thereto at any reasonable time, in order that Buyer may make such factual, financial, accounting technical or legal due diligence investigation which Buyer considers desirable, and the officers, employees and representatives of Seller shall furnish Buyer with such Books and Records as may be reasonably requested in order that Buyer may complete such due diligence investigation of the Assets and Facilities to its reasonable satisfaction.

         7.2. Continued Operation.

              (a) From and after the date hereof to and including the Effective Date, Seller shall:

                  (1) continue to operate and maintain the Facilities and the Assets (A) in working order, condition, and repair that are substantially the same as on the date hereof (normal wear and tear excepted) and consistent with Seller's past standards and practices, good industry practices and (B) in such a manner so that the representations and warranties of Seller contained herein shall be true and correct as of the Effective Date as if made on and as of the Effective Date;

                  (2) continue in effect all present insurance coverage on the Facilities and the Assets;

                  (3) cooperate with Buyer to effect an orderly transition in the ownership of the Assets and Facilities; and

                  (4) protect and preserve the relationships with the existing customers at the Facilities.

              (b) From and after the date hereof to and including the Effective Date, Seller shall not without the prior written consent of Buyer (which consent shall not be unreasonably withheld):

                  (1) grant any easements, rights-of-way, licenses, or similar rights or enter into, terminate or amend any Contract which is a part of or affects the Facilities or the Assets;

                  (2) abandon or fail to maintain any Right-of-Way or Permit which is a part of or would have an effect upon the Facilities or the Assets;

                  (3) incur any obligation or liability in respect of the Assets or Facilities or make any expenditure which individually or in the aggregate exceeds $25,000.00 except for expenditures made in connection with any emergency or other force majeure event;

                  (4) sell, assign, transfer, mortgage, pledge, subject to any Lien or otherwise dispose of or encumber any Asset (excluding the Credit Facility Liens);

                  (5) settle any pending Proceeding or Claim applicable to Seller's interest in the Facilities or the Assets except for settlements which do not impose any obligation on the Facilities or the Assets or the operation of the Facilities or the Assets which extends beyond the Closing Date;

                  (6) make any material change in the conduct of the business or operations of the Facilities; or

                  (7)      commit to any of the foregoing.

         7.3. Title Insurance, Survey of and Title to Real Property.

              (a) Upon Buyer's written request, Seller will provide to Buyer, at no cost to Buyer, any Books and Records containing title information relating to the Facilities. Seller makes no representation as to the accuracy of this information. Prior to Closing, Buyer will (1) order a title examination and commitments from Chicago Title Insurance Company, and (2) order ALTA land surveys from a Arkansas licensed surveyor for the Real Property associated with the North Terminal and the South

Terminal and all other fee-owned real property sites that form a part of the Assets in anticipation of Buyer's acquisition of extended title insurance from the title insurance company. The final revised commitments for extended title insurance based, in part, on the results of the surveys, must be received by Buyer prior to Closing. Such title commitments shall be deemed to be acceptable to Buyer if they reflect good, valid and marketable title to the Facilities in fee simple and free and clear of all Liens and title defects, except Permitted Encumbrances. Examination of title to the Facilities, title insurance premiums and surveys, if any, will be at Buyer's cost.

              (b) From and after the date hereof to and including the Closing Date, Buyer shall have the right to inspect and examine title to the Assets. In the event such examination reveals any defects in title, Buyer shall notify Seller in writing immediately, but prior to Closing of such defects. Upon receipt of said notice, Seller shall cure all such defects to title contained in Buyer's notice at Seller's sole expense. If all such defects of title contained in Buyer's written notice thereof have not been cured by Seller, or waived by Buyer on or prior to the Closing Date, Seller and Buyer shall attempt to agree upon an appropriate adjustment to the Purchase Price to account for such matters. If within a reasonable period after the commencement of negotiations relating to such adjustment to the Purchase Price, Buyer and Seller have not agreed upon an adjustment in the Purchase Price, either Party may terminate this Agreement by giving notice to Seller. Any notice given by Buyer pursuant to this
Section 7.3, or the failure to give any such notice shall not affect Buyer's right to seek indemnification under Section 13.1, unless such defect has been waived by Buyer pursuant to this Section 7.3.

         7.4. Damage or Condemnation. If the Facilities or any part thereof is damaged or condemned or condemnation proceedings affecting any part of the Facilities are filed or threatened prior to the Closing Date and the cost of the restoration or repair of such part of the Facilities to its condition immediately prior to such damage or condemnation, as reasonably estimated by Seller, exceeds $250,000, then Seller shall promptly give written notice thereof to Buyer giving the full particulars of such damage or condemnation, the estimated time for completion of such restoration or repair, and Seller's estimate of the cost of restoration or repair thereof . In any such notice, Seller shall also elect to either (a) bear all costs of such repair or restoration or (b) state its willingness to endeavor to agree with Buyer upon an appropriate adjustment to the Purchase Price for such matters. Within five (5) days of the date of receipt by Buyer of such a notice from Seller under (b) above, Buyer shall attempt to agree with Seller upon an appropriate adjustment to the Purchase Price, failing which either Party may terminate this Agreement. In the event Buyer fails to terminate this Agreement with respect to any damage or condemnation notice, then Seller shall proceed to make the repairs or restoration specified therein at Seller's sole cost, risk and expense.

         7.5 Press Releases/Announcements. Prior to Closing, neither Party shall make any public announcement or issue any press release regarding this Agreement, the transactions contemplated hereby or the status of negotiations between the parties regarding the same without first conferring with the others. If the Parties are unable to agree as to the text or time of release of any such announcement, no announcement will be made unless the Party proposing the announcement is advised by legal counsel that the announcement is legally required to be made, in which case the other Parties shall be immediately advised of the text and time of release of the announcement. The Parties further agree to consult with each other on all press releases and announcements to be issued at Closing concerning the transactions contemplated by this Agreement. The Buyer and Seller may each continue such communications with employees, customers, suppliers, lenders, stockholders and other particular groups as may be legally required and not inconsistent with the best interests of the other Party or the prompt consummation of the transactions contemplated by this Agreement.

         7.6. Environmental/Operations Audit.

              (a) From and after the date of this Agreement to and including the Closing Date (the "Inspection Period") Buyer will have the (1) right of access to all Books and Records pertaining to the condition of the Assets and Facilities reasonably requested by Buyer in writing, and (2) subject to the execution of a mutually agreeable access agreement, the right of access to the Assets and the Facilities for the purpose of conducting surveys, inspections, and such other examinations of the Assets and Facilities as Buyer may desire subject to Paragraphs (b) and (c) of this Section 7.6 (collectively, (1) and (2) constitute the "Inspection"). Buyer will use reasonable care in the course of performing the Inspection. Buyer will defend and indemnify Seller for any claims or liabilities arising out of the performance of the Inspection, except to the extent due to Seller's gross negligence or willful misconduct. In the exercise of its rights under this Paragraph, Buyer will minimize any interference with Seller's operations on the Facilities, (except for terminal managers in the presence of a management representative of Seller or employment interviews conducted with the consent of Seller) will not engage in discussions with any site personnel and will give Seller reasonable advance written notice of any Inspection activities. Buyer will pay all expenses associated with the Inspection, including the disposal of any wastes generated by testing. Seller may otherwise participate in the testing at its cost. Seller will have the right to approve and witness all testing activities. Seller will be promptly provided with all non-privileged written information and reports, raw data and test results generated by the Inspection. All information pertaining to the Assets and Facilities shall be subject to the terms of the Nondisclosure Agreement between Seller and Williams Energy Services LLC dated February 6, 2001.

              (b) The Inspection shall include a review of all available operational records of the Assets, and only those environmental assessment activities which are part of the ASTM Phase I Environmental Assessment process (as defined in ASTM Standard E-1527-00, the "Phase I Environmental Assessment"), which shall include records review, including but not limited to review of records maintained or on file with appropriate state and federal regulatory bodies, site reconnaissance and interviews; provided, however, that the Phase I Environmental Assessment shall also include a review of any relevant, publicly-available information concerning geologic and/or hydro-geologic conditions associated with the Assets. The Parties agree that the Phase I Environmental Assessment shall not involve any testing or sampling activities of materials such as soil and groundwater associated with any potential environmental conditions involving the Assets.

         7.7 Contract Notices. Subject to Section 7.8, the Parties shall on the Closing Date execute and deliver notices with regard to each of the Assigned Contracts, Rights-of-Way and Permits, which are assignable by Seller in form and substance reasonably acceptable to the Buyer, stating that Seller has assigned to Buyer its interest therein and Buyer has accepted a delegation of

Seller's duties arising thereunder on or after the Effective Date (excluding any Retained Liabilities).

         7.8 Consents. Seller shall secure from any Third Person and prepare and deliver to Buyer prior to Closing, fully executed, all forms of those consents or waivers that are necessary and proper to consummate the sale, assignment and conveyance to Buyer of the Assets. All of such consents and waivers shall be in form and substance reasonably satisfactory to Buyer. However, if such Third Person consents to Assigned Contracts, Rights-of-Way or other assignments or conveyances of the Assets have not been obtained before Closing, the Parties will negotiate in good faith to arrive upon an appropriate mutually agreeable adjustment to the Purchase Price. If such an adjustment in the Purchase Price can not be agreed upon or other provision has not been made therefore and mutually agreed upon in writing prior to Closing, Buyer may terminate this Agreement prior to Closing and both Parties will be released from all further obligations related to this Agreement.

         7.9 Completion of Due Diligence. The due diligence review to be undertaken by Buyer, as referenced in this Section 7 (excluding the Baseline Audit and Baseline Audit Report, which shall be governed by Section 8.2 and title defects, which shall be governed by Section 7.3) and Section 9.8 shall be completed prior to the Closing, unless extended by mutual written agreement.

         7.10 Establishing Product Inventory.

              (a) The Facilities shall close at 12:00 a.m. on July 1, 2001. Between that time and 7:00 a.m. on July 1, 2001, an independent third party inspection company mutually selected by Buyer and Seller (the cost of which will be shared equally between the Parties) will perform an inventory and measurement based upon applicable pipeline run tickets or bills of lading or observed metering, gauging or measurement procedures of all Product Inventory located in the Facilities' storage tanks and in active pipelines (including line fill in such pipelines) to determine the volume all Product Inventory located (1) in above-ground storage tanks at the Facilities and (2) in the line-fill at the Facilities. All measurements of tanks hereunder shall be made from tank gauges on 100 percent tank table basis or by positive displacement meters. All measurements and tests shall be made in accordance with the latest ATM or ASME-API (Petroleum PD Meter Code) published methods then in effect, whichever apply. Volume and gravity shall be adjusted to 60(Degree) Fahrenheit for each barrel (consisting for 42 U.S. gallons) and adjusted for tank shell temperature correction factors to 60 degrees Fahrenheit. Full deduction for all bottom sediment and water shall be made according to the ASTM Standard Method then in effect. The final inventory volume for each type of Product comprising Product Inventory shall be subject to Buyer's approval, which will not be unreasonably withheld. Within ten (10) days of the Effective Date, at Buyer's option and upon written notification, Seller shall be responsible for disposal of any water in the storage tanks as measured under this Section within ten (10) days of receipt of said notice.

              (b) At the Effective Date, Seller shall transfer custody of the Product

Inventory and title to the tank bottom sediment to Buyer. Buyer shall assume responsibility for the Product Inventory on behalf of and in accordance with the direction of the respective customers. Seller will remain responsible and liable for the exchange contract obligations of TPSI.

         7.11 Employees.

              (a) In order to assist Buyer in evaluating those employees performing direct operational and substantial direct support services related to the Facilities ("Employees"), Seller will as soon as practicable after the execution of this Agreement by both Parties make available to Buyer a complete list of the names, dates of hire and annual compensation or hourly rates (including any currently taxable profit-sharing, bonus or other form of compensation) of such Employees as of April 30, 2001.

              (b) Buyer is not obligated to offer employment to or continue the employment of any officer, employee, agent, or representative of Seller, including, without limitation, the Employees. Any successor clause or agreement in any labor contracts or other labor arrangements, if any currently in effect, would not be applicable to the sale and purchase of the Property, or otherwise affect or impose any conditions or obligations on Buyer.

              (c) Buyer will evaluate and make hiring decisions with respect to the Employees in a legal manner and will indemnify Seller with respect to any claims or causes of action stemming from or related to such hiring decisions. With respect to any Employees to which Buyer elects to make offers of employment (which employment would be conditional upon the Closing of all transactions contemplated under this Agreement and Seller's termination of such affected Employees' employment with Seller, and would commence on the Effective Date), and who accept such offers and are hired by Buyer, Buyer will hire such Employees at wage and salary levels and enroll such Employees in welfare, pension and other fringe benefit plans, substantially equivalent to those presently offered to similarly situated employees of Buyer. Unless otherwise precluded by ERISA or the terms of its existing benefits plans, Buyer will credit such Employees with the years of service, as shown in Seller's records, for purposes of eligibility and vesting under Buyer's retirement plans and determination of benefits under Buyer's paid time off, severance, short-term disability and service award plans. Buyer will notify Seller four days prior to the Closing Date as to which of the Employees Buyer has extended or intends to extend offers of employment, as well as those to whom Buyer has not extended or will not extend an offer. Immediately prior to the Effective Date, Seller will terminate the employment of such Employees to whom Buyer extends employment offers and such employees accept such offers prior to that date. Buyer will provide Seller with a copy of the terms and conditions of each offer extended, including without limitation, job title, job duties and responsibilities, annual wage or salary, and applicable welfare, pension and fringe benefit plans.

              (d) Seller will offer severance benefits to those Employees to whom Buyer does not extend an offer of employment in accordance with paragraph
(c) above and who are subsequently terminated by Seller. If within one (1) year after Closing, Buyer hires any Employee that has received severance benefits from Seller, Buyer will reimburse Seller for all severance benefits paid by Seller to such Employee.

              (e) Seller will fully pay or otherwise satisfy any claims by any directors, officers, employees, shareholders, agents and representatives of Seller relating to this Agreement, the performance or consummation thereof, and any claims by any of them relating to or arising out of (i) their employment by Seller, (ii) any employment contract involving Seller, (iii) any pension or other benefit liabilities of Seller, (iv) any law requiring notice of severance or severance benefit. With respect to any Employees of Seller who are terminated by Seller, Seller will defend (with counsel reasonably acceptable to Buyer) and indemnify Buyer from and against all claims, expenses, lawsuits and obligations with respect to or arising from such termination, and Seller will comply with all applicable laws in connection therewith, including, without limitation, the Worker Adjustment and Retraining Notification Act.

SECTION 8. CERTAIN POST-CLOSING COVENANTS

         8.1. Payment of Liabilities. Seller shall pay or otherwise satisfy in the ordinary course all of Seller's trade payables that relate to the period prior to the Effective Date with respect to the Assets and shall fully pay or otherwise satisfy all other Retained Liabilities.

         8.2. Baseline Audit and Baseline Audit Report.

              (a) For six months after the Effective Date, Buyer, at its option may undertake such Phase II and other assessment as Buyer deems necessary for Buyer to fully determine the environmental condition and status of compliance with Environmental Laws of the Assets. Such environmental assessment (the "Baseline Audit") shall establish the environmental condition and Environmental Law compliance status of the Assets as of the Effective Date. Buyer will provide reasonable prior notice to Seller of the commencement of the Baseline Audit and provide Seller or its authorized representative the opportunity to observe the audit and take duplicate samples of environmental constituents at Seller's sole cost and upon the execution of an access agreement containing terms and provisions mutually acceptable to the Parties. If Seller fails to witness the Baseline Audit, Buyer may proceed to conduct it without Seller. If within the aforesaid six-month period Buyer has not completed its work on the Baseline Audit, Buyer waives its right to assert its environmental indemnification rights under Section 13.1 against Seller.

              (b) Upon conclusion of the Baseline Audit, Buyer shall provide Seller a copy of the written report thereof (the "Baseline Audit Report") and for thirty (30) days after Seller's receipt of such report, Seller may make any reasonable recommendations for changes in the report, including, without limitation, changes based on test results of samples taken by Seller during the Baseline Audit or re-testing of samples taken by Buyer during the Baseline Audit. The Parties will negotiate in good faith to resolve any disputes with respect to the Baseline Audit Report within sixty (60) days following the end of the aforesaid thirty-day period and if at the end of such period, they not resolved such dispute to their mutual satisfaction, they will submit the dispute to arbitration by an Environmental Arbitrator in accordance with the procedures described in Section 13.1 (c) and (d). The arbitrator will resolve the dispute based upon a written opinion containing a reasoned explanation for his or her decision, which decision will be the exclusive remedy in respect of any such dispute, final and binding on the Buyer and Seller for all purposes and may be entered in any court of competent jurisdiction. The provisions of this Section 8.2 will survive the Effective Date and this Agreement will be amended subsequent to the Effective Date to include the Baseline Audit Report, mutually acceptable to both Parties, which shall be attached hereto as Schedule 8.2 (b).

         8.3. Revenues and Remittance of Monies. All revenues, costs and expenses attributable to the Assets prior to the Effective Date shall belong to Seller, and all revenues, costs and expenses attributable to the Assets from and after the Effective Date shall belong to Buyer. If a Party receives any monies from a Third Person that are due to another Party, it shall promptly remit such monies to such Party.

         8.4. Confidentiality. All information provided by one Party to the other Party up to the Effective Date in connection with and as a result of this Agreement shall be deemed "Information", as such term is defined in the Nondisclosure Agreement between Williams Energy Services, LLC and TTI dated February 6, 2001, and shall be governed by the terms and provisions thereof, which agreement Buyer and Seller both agreed and ratified as applying to this transaction under the Letter of Intent between them dated May 17, 2001 and which they both agree and ratify as applying to them under this Agreement.

         8.5 Contingency Payments.

         (a) For a period not to exceed five years after the Effective Date, Seller will pay to Buyer certain amounts ("Contingency Payments") related to a certain shortfall in Product delivered from the Facilities up to a maximum of $725,000 per year (with the total of such payments not exceeding $3,625,000 over the five-year period) based on the following formula:

              [(A - B) x D] / C = E

         Where:
                  A = 11,862,500 barrels (32,500 barrels per day);
                  B = The total volume in barrels of all Products delivered from the Facilities during the year for which the Contingency Payment may be due or 7,300,000 barrels (20,000 barrels per day), whichever is greater;
                  C = 4,562,500 barrels (12,500 barrels per day);
                  D = $725,000; and
                  E = Total Contingency Payment due to Buyer.

         For purposes of this Section 8.5, the term "year" is defined as a period of twelve calendar months following the Effective Date and each subsequent twelve-month period. Each such Contingency Payment, if any, will be paid to Buyer within thirty (30) days after the end of each year for which it is due. As soon as reasonably possible after each month during the period that such Contingency Payments are due, Buyer will provide Seller with a monthly statement of the aggregate volume of Products delivered from the Facilities for the prior month by the 15th of the following month.

         (b) To secure the payment of such Contingency Payments and unless otherwise provided in this Section 8.5(b), Seller will obtain each year during the period said Contingency Payments are due, a letter of credit ("Letter of Credit") in a form acceptable to Buyer and in the amount equal to the remaining maximum value of the Contingency Payment. The Letter of Credit may also be drawn upon with respect to any of the indemnification obligations of Seller under this Agreement. Buyer will be responsible for and will pay upon receipt of an invoice from Seller, the first $50,000 of the yearly cost of such Letter of Credit. Buyer will review in good faith at least annually the need for Seller to obtain such Letter of Credit and notify Seller at least thirty (30) days prior to the end of each year whether Seller should renew the Letter of Credit for the following year.

         (c) The Contingency Payments will not be subject to the deductible amount provided in Section 13.2.

         8.6. Use of Terminal Automation System. So long as Seller or its Affiliated Company is a customer of the Facilities, Buyer will allow Seller or its Affiliated Company at no cost (except actual third party expenses incurred by Buyer) to utilize the terminal automation system to allocate Product liftings of the individual customers of Seller or its Affiliated Company.

         8.7 Audited Financials. Seller will supply Buyer with audited financials by July 31, 2001 in compliance with Regulation SX of the SEC. Buyer will pay fifty percent of third party expenses incurred by Seller for such audited financials.

SECTION 9. CONDITIONS TO OBLIGATIONS OF BUYER AT CLOSING

         The obligations of Buyer to purchase the Assets and Facilities under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

         9.1. Compliance; Accuracy of Representations. Seller shall not be in material breach of any of Seller's covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by it on or before the Closing, and all representations and warranties of Seller in this Agreement or in any certificate, document, instrument or writing delivered to Buyer by or on behalf of Seller under this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though they had been made on the Closing Date.

         9.2 Buyer's Board Approval. The Board of Directors of the general partner of Buyer shall have authorized the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein.

         9.3. Officers' Certificates. Buyer shall have received certificates dated as of the Closing Date, in form and substance reasonably satisfactory to Buyer,

              (a) signed by the President or Vice President of Seller certifying that (1) all representations and warranties made by Seller in this Agreement or in any certificate, document, instrument or other writing delivered to Buyer by or on behalf of Seller under this Agreement are true and correct on and as of the Closing Date as though made on, as of and with respect to the Closing Date, and (2) all covenants, agreements, and conditions required by this Agreement to be performed, satisfied or complied with by Seller on or before the Closing Date have been performed, satisfied and complied with;

              (b) signed by Secretary or an Assistant Secretary of Seller certifying (1) the accuracy and completeness of the copies of, as well as the current effectiveness of, the resolutions to be attached thereto of the Board of Directors of Seller authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, and (2) the incumbency of the officer executing this Agreement on behalf of Seller and any documents to be executed and delivered by Seller at the Closing.

         9.4. No Orders or Lawsuits. No order, writ, injunction or decree shall have been entered and be in effect by any court of competent jurisdiction or any Governmental Authority, and no Law shall have been promulgated or enacted and be in effect, that restrains, enjoins or invalidates the transactions contemplated hereby. No Proceeding initiated by any Person shall be pending before any court or Governmental Authority seeking to restrain or prohibit or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

         9.5. Third Person Consents. Seller shall have obtained all Third Person consents in accordance with Section 7.8 (except for those indicated on Schedule 2.1(e) as immaterial) and lien releases or waivers necessary to consummate the transactions contemplated by this Agreement, including, without limitation, a release of the Credit Facility Liens, all of such consents and waivers being in form and substance reasonably satisfactory to Buyer.

         9.6. Absence of Certain Changes. There shall not have occurred with respect to the Facilities or the Assets any act or omission constituting a violation of any Law or Environmental Law between the date of this Agreement and the Closing Date nor any damage or destruction, whether covered by insurance or not, which could materially adversely affect the utilization and operations of the Facilities or the Assets.

         9.7. Conveyance Documents. Seller shall have duly executed and delivered to Buyer the Conveyance Documents and all other instruments and documents required on Seller's part to effectuate this Agreement and the transactions contemplated hereby in form and substance reasonably satisfactory to Buyer, including without limitation, the Deed, Bill of Sale Assignment and Assumption of Contracts and Assignment and Assumption of Permits, in the forms attached hereto as Exhibit 9.7.

         9.8. Due Diligence. Buyer shall have completed a due diligence investigation of the Assets and Facilities to its reasonable satisfaction, with the results of such investigation also reasonably satisfactory to Buyer. Such due diligence investigation shall cover the matters described in Section 7 and shall also include, but not be limited to, Buyer: (i) conducting a Phase I environmental site assessment of the Assets and Facilities; (ii) conducting a physical inspection of the Assets and Facilities and review of maintenance records and verifying that the Assets and Facilities include all equipment necessary for the efficient operation of the Facilities and that such equipment is in good repair and operating condition; (iii) verifying the existence and validity of real property interests necessary for the operation of the Assets and Facilities and that all documents evidencing such interests are properly executed, recorded and assignable in their entirety; (iv) verifying that any and all Assigned Contracts have not been materially breached, are currently in effect, and assignable and that there are no material unanticipated current or potential liabilities; and (v) verifying that the Assets and Facilities are in material compliance with all applicable Laws and Environmental Laws.

         9.9. Title Insurance Policy. Chicago Title Insurance Company shall, in accordance with the title commitment standard specified in Section 7.3(a), have committed to issue to Buyer at Closing an extended coverage ALTA owner's policy of title insurance upon payment by Buyer of its regularly scheduled premium, insuring Buyer's interests in the Real Property associated with the North Terminal and the South Terminal and all other fee-owned real property sites that form a part of the Assets in an amount satisfactory to Buyer, subject only to delivery of satisfactory title from Seller to Buyer.

         9.10. Transition Services. At Closing, Seller shall execute and deliver a Transition Services Agreement in the form attached hereto as Exhibit 9.10.

         9.11. Terminal Use and Access Agreement. At Closing, TPSI and Buyer will executed a Terminal Use and Access Agreement covering the TPSI Product Inventory in the form attached to this Agreement as Exhibit 9.11.

         9.12. Letter of Credit. At Closing, Seller shall provide and deliver a Letter of Credit as provided in Section 8.5.

         9.13. Butane Blending Software. At Closing, Seller and Buyer will execute a Software License Agreement for the Butane Blending Software in the form attached to this Agreement as Exhibit 9.13.

         9.14. TEPPCO Line Space Agreement. At Closing Seller shall execute and deliver the TEPPCO Line Space Agreement in the form attached hereto as Exhibit 9.14.


SECTION 10. CONDITIONS TO OBLIGATIONS OF SELLER AT CLOSING

         The obligations of Seller to sell and transfer the Assets and Facilities under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

         10.1. Compliance; Accuracy of Representations. Buyer shall not be in breach of any of Buyer's covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by it on or before the Closing, and the representations and warranties of Buyer in this Agreement or in any certificate, document, instrument or writing delivered to Seller by or on behalf of Buyer under this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though they had been made on the Closing Date.

         10.2. Seller's Board Approval. The Board of Directors of Seller shall have authorized the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein.

         10.3. Officers' Certificates. Seller shall have received certificates dated as of the Closing Date, in form and substance reasonably satisfactory to Seller,

              (a) signed by the President or a Vice President of Buyer certifying that (1) all representations and warranties made by Buyer in this Agreement or in any certificate, document, instrument or other writing delivery to Seller by or on behalf of Buyer under this Agreement are true and correct on and as of the Closing Date as though made on, as of and with respect to the Closing Date, and (2) all covenants, agreements, and conditions required by this Agreement to be performed, satisfied or complied with by Buyer on or before the Closing Date have been performed, satisfied and complied with; and

              (b) signed by Buyer's Secretary or an Assistant Secretary certifying (1) the accuracy and completeness of the copies of, as well as the current effectiveness of, the resolutions to be attached thereto of the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, and (2) the incumbency of the officers executing this Agreement on behalf of Buyer and any documents to be executed and delivered by Buyer at the Closing,.

         10.4. No Orders or Lawsuits. No order, writ, injunction or decree shall have been entered and be in effect by any court of competent jurisdiction or any Governmental Authority, and no Laws shall have been promulgated or enacted and be in effect, that restrains, enjoins or invalidates the transactions contemplated hereby. No Proceeding initiated by any Person shall be pending before any court or Governmental Authority seeking to restrain or prohibit or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

         10.5. Third Person Consents. Buyer shall have obtained all Third Person consents or waivers that Seller was able to obtain, all of such consents and waivers being in form and substance reasonably satisfactory to Seller.

         10.6. Purchase Price. Buyer shall deliver to Seller on the Closing Date the Purchase Price in accordance with Section 3.1.

         10.7. Exchange Agreement. At Closing Affiliated Companies of Seller and Buyer shall have entered into an exchange agreement with respect to deliveries of TPSI Product to the Facilities.

SECTION 11. CLOSING

         The Closing shall take place at the offices of Seller, at 370 17th Street, Suite 2750, Denver, Colorado, or such other place mutually agreeable to the Parties, no later than June 30, 2001, which date may be extended only by mutual written agreement of the Parties. Facsimile signatures are an acceptable means of indicating that a Party has executed this Agreement and any other documents required for purposes of Closing, provided that each Party will be provided with original executed copies of this Agreement and such documents within a reasonable period of time after receipt of such facsimile signatures.

SECTION 12. TAX MATTERS

         12.1. Taxes and Recording Fees. Except as provided otherwise in Section 12.2, Buyer and Seller shall divide equally all local state and federal sales taxes and fees incurred in connection with the transaction herein including without limitation all sales, use and transfer taxes, as well as recording and documentary fee, if any.

         12.2. Allocation of Property Taxes. Each Party shall pay its respective pro rata portion of all ad valorem or similar Taxes under any property or lease included in the Assets for the Closing Year. The Purchase Price shall be reduced by a reasonable estimate of all ad valorem or similar Taxes for the Closing Year (based on the Taxes for the Prior Year) prorated to the Effective Date; Seller shall make available to Buyer copies of all statements and assessments reflecting Taxes for the Prior Year. Buyer shall pay such sums to the appropriate taxing authorities when due, prior to becoming delinquent. Except as set forth in this Section 12, Buyer shall have no other liability for Taxes payable by Seller for the period prior to the Effective Date relating to the operations or business of Seller or the transactions contemplated hereunder.

SECTION 13. INDEMNIFICATION

         13.1. Environmental Indemnification.

               (a) Except as otherwise expressly limited in this Section 13.1, Seller shall indemnify Buyer, and its Affiliated Companies and each of their respective officers, directors, employees, stockholders, partners and representatives ("Buyer Indemnified Parties") and hold them harmless from all Retained Environmental Claims. Seller's environmental indemnity obligations under this Section 13.1 will be limited under the following circumstances: (1) Seller will have no indemnity obligations to Buyer for any Retained Environmental Claim that, under the Environmental Laws in effect as of the Effective Date, does not require "corrective action" (actions required to satisfy legal requirements of the applicable Governmental Authority including, without limitation, no action, monitoring, remediation through attenuation, confinement or treatment) but subsequently requires corrective action if Seller reasonably establishes that Buyer contributed to or exacerbated any portion of the Polluting Substances that required such corrective action; and (2) with respect to any Retained Environmental Claim for which Seller has initiated "Remedial Action" (as defined below in subsection (b)), Seller will have no indemnity obligations for that portion of remediation or corrective action costs which Seller reasonably establishes to be caused by Buyer's contribution to the condition subject to Remedial Action.

               (b) Without limiting the other provisions of this Section 13, if Buyer has a claim against Seller related to an Retained Environmental Claim, Seller shall, subject to Buyer's input and approval, which approval will not be unreasonably withheld, manage any investigation, remediation, corrective action or other activities required to address the condition(s) giving rise to such Retained Environmental Claim ("Remedial Action"). Without limiting Buyer's right to make claims for indemnification under Section 13.1, Buyer shall cooperate with Seller and shall, if reasonable, avoid taking any action that would have an adverse effect on Seller's ability to seek reimbursement under any applicable insurance policy for the benefit of Seller, or on Seller's ability to exercise any available contractual rights of contribution or indemnification, including, without limitation, that which may be obtained by Seller in relation to its participation in any federal, state or local administered restoration, reimbursement or other environmental liability indemnification program. Seller shall (1) provide Buyer the opportunity to review in advance such Remedial Action to be taken or implemented and the form and substance of any plan, report or submission to be transmitted to any Governmental Entity regarding such Remedial Action, and (2) provide Buyer periodic written reports regarding the status of such Remedial Action, including any correspondence with any Governmental Entity regarding such Remedial Action, and Seller's decisions after the Effective Date on such matters shall be subject to Buyer's approval, which approval shall not be unreasonably withheld. For the purpose of conducting such Remedial Action, Buyer and Seller will enter an Access Agreement in substantially the form attached hereto as Exhibit 13.1(b).

               (c) If a dispute arises hereunder with respect to any Retained Environmental Claim, then the Buyer and Seller shall select a nationally recognized environmental consultant to arbitrate such dispute in accordance with the procedures set forth in subparagraph (d) below. If the Buyer and Seller cannot agree on one such environmental consultant within thirty (30) days, each Party shall select its own nationally recognized environmental consultant within thirty (30) days thereafter, which consultants shall jointly select a third environmental consultant to arbitrate such dispute. The agreed upon or selected environmental consultant shall be deemed the "Environmental Arbitrator." The arbitration provided for in this subparagraph (c) and in subparagraph (d) below shall be the Parties' exclusive remedy in respect of a dispute concerning indemnification for environmental matters under this Section 13.1.

               (d) In accordance with the then current Expedited Procedures of the Commercial Arbitration Rules of the American Arbitration Association, Buyer and Seller shall submit disputes concerning indemnification for environmental matters under this Section 13.1 and, if applicable, their respective estimates of the applicable dollar amount of such Retained Environmental Claim to the Environmental Arbitrator for a final, binding resolution. If the dispute concerns only a dollar amount, the Environmental Arbitrator shall choose one or the other of such estimates as the final amount of Retained Environmental Claim. The arbitration shall be conducted in Dallas, Texas. No transcript or recording shall be made of any arbitration session. The decision of the Environmental Arbitrator shall be final and binding on the Buyer and Seller for all purposes and may be entered in any court of competent jurisdiction. The losing party shall pay the expenses of the Environmental Arbitrator.

               (e) From and after the Effective Date, Buyer shall provide Seller with prompt written notice of any releases, leaks or spills of Polluting Substances occurring on the Assets and Facilities, whether or not reportable to any Governmental Authority (collectively a "Release"), with full particulars as to the time, date and location thereof, the substance involved and steps or methods undertaken with respect to clean-up or remediation thereof.

         13.2. Other Indemnification by Seller. Seller shall indemnify the Buyer Indemnified Parties against and hold them harmless from any Claim suffered or incurred by any such Buyer Indemnified Party to the extent arising from, relating to or otherwise in respect of (a) any breach of any representation or warranty of Seller contained in this Agreement or in any certificate delivered pursuant hereto, (b) any breach of any covenant of Seller contained in this Agreement and (c) all Retained Liabilities. In no event shall Seller be obligated to indemnify Buyer or any other person with respect to any matter to the extent that Seller has already provided indemnity for such matter pursuant to this Agreement. Except for (1) Seller's obligation to indemnify Buyer with respect to Retained Environmental Claims and (2) Seller's obligation to pay Contingency Payments pursuant to Section 8.5, Seller shall have no liability for any of the other foregoing Claims and Retained Liabilities unless the aggregate of all losses, liabilities, costs and expenses relating to such other Claim or Retained Liability for which Seller would, but for this limitation, be liable exceeds on a cumulative basis an amount equal to $250,000, in which case Seller shall be liable for the full amount over this $250,000 deductible.

         13.3. Indemnification by Buyer. Buyer shall indemnify Seller, its Affiliated Companies and each of their respective officers, directors, employees, stockholders, agents and representatives ("Seller Indemnified Parties") against and hold them harmless from any Claim suffered or incurred by any Seller Indemnified Party to the extent arising from (a) any breach of any representation or warranty of Buyer contained in this Agreement or in any certificate delivered pursuant hereto, (b) any breach of any covenant of Buyer contained in this Agreement, (c) all obligations and liabilities related to the Assets and Facilities, other than Retained Liabilities and other items which Seller has expressly agreed to pay or perform pursuant to this Agreement or for which indemnification is provided under Section 13.2, (d) any act or omission of Buyer, its officers, directors, employees, agents or designated representatives in connection with Buyer's conduct of the Inspection at Seller's Facilities pursuant to Section 7.6, except to the extent of Seller's gross negligence or willful misconduct related to the Inspection, (e) all Environmental Claims other than Retained Environmental Claims and (f) any environmental matters described in Subsections 13.1(a)(1) and 13.1(a)(2) with respect to which Seller's environmental indemnity obligations under Section 13.1 do not apply.

         13.4. Termination of Indemnification. The obligations to indemnify and hold harmless a Party, (a) for Retained Environmental Claims pursuant to Section 13.1, shall not terminate; provided, however, Seller's obligations to indemnify and hold Buyer harmless for Retained Environmental Claims that involve Remedial Action shall only continue until Seller receives a written completion or closure order or other determination or action reasonably acceptable to Buyer finally resolving that the Remedial Action undertaken by Seller with respect to the Retained Environmental Claim satisfies the requirements of all applicable Environmental Laws and has been completed to the satisfaction of the applicable Governmental Authority ; (b) pursuant to Sections 13.2(a) and 13.3(a), shall terminate when the applicable representation, warranty or covenant terminates pursuant to Section 13.9; provided however, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the Indemnified Party shall have, before the expiration of the applicable period, previously made a Claim by delivering a notice of such Claim (stating in reasonable detail the basis of such Claim) to the Indemnifying Party, and (c) pursuant to the other clauses Sections 13.2 and 13.3 shall not terminate.

         13.5 Procedures Relating to Indemnification.

              (a) In order for either the Seller Indemnified Parties or the Buyer Indemnified Parties ("Indemnified Party") to be entitled to any indemnification by a Party ("Indemnifying Party") provided for under this Agreement in respect of, arising out of or involving a Claim by a Third Person ("Third Person Claim") against the Indemnified Party, such Indemnified Party must notify the Indemnifying Party in writing, and in reasonable detail, of the Third Person Claim within ten (10) business days after receipt by such Indemnified Party of written notice of the Third Person Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice). Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, within five business days after the Indemnified Party's receipt thereof, copies of all notices and document (including court papers) received by the Indemnified Party relating to the Third Person Claim.

              (b) If a Third Person Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation to indemnify the Indemnified Party for such Third Person Claim, to assume the defense thereof with counsel selected by the Indemnifying Party; provided that such counsel is not reasonably objected to by the Indemnified Party. Should the Indemnifying Party so elect to assume the defense of a Third Person Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by the Indemnifying Party), at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has failed to assume the defense thereof (other than during the period prior to the time the Indemnified Party shall have given notice of the Third Person Claim as provided above).

              (c) If the Indemnifying Party so elects to assume the defense of any Third Person Claim, all of the indemnified parties shall cooperate with the Indemnifying Party in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of records and information, which are reasonably relevant to such Third Person Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Third Person Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Person Claim without the Indemnifying Party's prior written consent (which consent shall not be unreasonably withheld). If the Indemnifying Party shall have assumed the defense of a Third Person Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of a Third Person Claim which the Indemnifying Party may recommend and which by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such Third Person Claim, which releases the Indemnifying Party completely in connection with such Third Person Claim and which would not otherwise adversely affect the Indemnified Party.

              (d) Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Third Person Claim (and shall be liable for the fees and expenses of counsel incurred by the Indemnified Party in defending such Third Person Claim) if the Third Person Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party which the Indemnified Party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Person Claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages. The indemnification required by Sections 13.1, 13.2 and 13.3 shall be made by periodic payments of the amount thereof during the course of the investigation, remediation or defense, as and when bills are received or loss, liability, claim, damage or expense is incurred. All claims under Section 13.1, 13.2, or 13.3 other than Third Person Claims shall be governed by Section 13.6 below.

         13.6. Other Claims. In the event any Indemnified Party should have a claim against any Indemnifying Party under Section 13.1, 13.2 or 13.3 that does not involve a Third Person Claim being asserted against or sought to be collected from such Indemnified Party, the Indemnified Party shall deliver notice of such Claim with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party under Section 13.1, 13.2 or 13.3, except to the extent that the Indemnifying Party demonstrates that it has been materially prejudiced by such failure. If the Indemnifying Party does not notify the Indemnified Party within 20 calendar days following its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnified Party, under
Section 13.1, 13.2 or 13.3, such Claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of the Indemnifying Party under Section 13.1, 13.2 or 13.3 and the Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the Claim (or any portion thereof) is estimated, on such later date when the amount of such Claim (or such portion thereof) becomes finally determined. If the Indemnifying Party has timely disputed its liability with respect to such Claim, as provided above, the Indemnifying Party, and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction; provided, however, that if such dispute concerns indemnification for environmental matters under Section 13.1, it shall be submitted to arbitration in accordance with the procedures set forth in Section 13.1.

         13.7. Mitigation. Buyer and Seller shall cooperate with each other with respect to resolving any Claim with respect to which one Party is obligated to indemnify the other party hereunder, including by making Reasonable Efforts to mitigate or resolve any such Claim; provided that such Party shall not be required to make such efforts if they would be detrimental in any material respect to such Party. In the event that Buyer or Seller shall fail to make such Reasonable Effort's to mitigate or resolve any Claim, then (unless the proviso to the foregoing covenant shall be applicable) notwithstanding anything else to the contrary contained herein, the other Party shall not be required to indemnify any person for any Claim that could reasonably be expected to have been avoided if Buyer or Seller, as the case may be, had made such efforts.

         13.8. Tax Treatment. Any payments made pursuant to this Section 13 shall be treated as purchase price adjustments by all Parties for tax purposes to the extent permitted by Law.

         13.9. Survival of Representations, Warranties and Covenants. The representations and warranties of Seller set forth in Sections 5.1, 5.2, 5.3 and
5.19 shall not terminate. All other representations, warranties and covenants of Seller and Buyer in this Agreement and in any certificate delivered pursuant to this Agreement shall survive the Effective Date and, except for the limitation included in the second sentence of Section 5.17, shall terminate at the close of business three (3) years following the Effective Date, except that because specific indemnification rights and obligations are set forth in Section 13.1, Sellers representations and warranties in Section 5.9 shall not survive the Effective Date. All of the provisions of Sections 8, 13 and 15.12 will also survive the Effective Date.

         13.10 Exclusive Remedy. The indemnification rights as set forth in this
Section 13 shall be the exclusive remedy available to the Parties for any misrepresentation, breach of warranty, or breach of covenant under this Agreement.

SECTION 14. NOTICE OF DEFAULT AND TERMINATION

         14.1. Notice of Default by Seller. Seller shall give written notice to Buyer promptly after Seller obtains knowledge of or receives any notice claiming or alleging the occurrence of:

               (a) Any breach or default, or event which notice or the passage of time or both might constitute a breach or default, with respect to any Assigned Contracts, Permits, or Rights-of-Way or similar rights relating to any portion of the Facilities;

               (b) Any damage or losses reasonably estimated to exceed in the aggregate of $100,000 with respect to the Assets;

               (c) Any circumstance, event or omission which would result in (i) any of Seller's representations or warranties contained in this Agreement being or becoming inaccurate or misleading, or (ii) the creation of any Lien on any of the Assets except for any Permitted Encumbrance; or

               (d) Any breach by Seller of this Agreement.

         14.2. Notice of Default by Buyer. Buyer shall give written notice to Seller promptly after Buyer obtains knowledge of or receives any notice claiming or alleging the occurrence of:

               (a) Any circumstance, event or omission which would result in any of Buyer's representations or warranties contained in this Agreement being or becoming inaccurate or misleading; or

               (b) Any breach by Buyer of this Agreement.

         14.3. Breach of Representation or Warranty. If prior to Closing either Seller or Buyer learns that any representation or warranty contained in Sections 5 or 6 is or has become untrue in any material respect, and the breaching Party fails to cure the untrue representation and warranty within fifteen (15) days of the notice (in which case the Closing Date will be extended to the extent necessary to assure that such remedial action has been completed in such manner), the non-breaching Party will have the right to terminate this Agreement in addition to any other remedies to which it is entitled.

         14.4. Termination Prior to Closing.

               (a) Either Party may terminate this Agreement prior to Closing upon written notice to the other Party:

                   (i)    in accordance with Sections 7.3, 7.4, 7.8 or 14.3; or

                   (ii) if the Closing shall not have occurred on or before June 30, 2001, other than due to the breach of this Agreement by the Party giving such notice; or

                   (iii) there shall be any failure by the other Party to fully perform one or more of its other obligations under this Agreement which are performable on or prior to the Closing Date.

         14.5 Effect of Termination. Any termination pursuant to this Section 14 shall be without liability of or to any Party to this Agreement; provided, however, that any such termination shall not relieve any Party from any liability for such Party's breach of the provisions of this Agreement prior to the date of termination.

SECTION 15. GENERAL PROVISIONS

         15.1. Further Assurances. At any time or from time to time at and after the Closing, each of the Parties shall, at the request of the other, execute and deliver or cause to be executed and delivered all such assignments, consents, documents and instruments, and take or cause to be taken all such other reasonable actions as may be necessary or desirable in order to more fully and effectively carry out the intents and purposes of this Agreement.

         15.2. Expenses.

               (a) Each Party shall pay and discharge all liabilities and expenses incurred by or on behalf of it in connection with the preparation, authorization, execution and performance of this Agreement and the transactions contemplated herein, including but not limited to (i) all fees and expenses of agents, representatives, counsel and accountants, and (ii) all amounts payable with respect to any claim for brokerage or finder's fees or other commissions in respect of the transactions contemplated by this Agreement based in any way on any agreement, arrangement or understanding made by or on behalf of such Party.

               (b) Except as otherwise provided in Section 15.11, all other legal expenses incurred by either Party after the date of this Agreement shall be the responsibility of the Party incurring such expenses.

         15.3. Notices. All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be deemed to have been duly given if in writing and delivered personally or received via first-class, postage prepaid, registered or certified mail, by private overnight courier service, or by facsimile addressed as follows:

               If to Seller:

                        TransMontaigne Terminaling Inc.
                        370 Seventeenth Street, Suite 2700
                        Denver, Colorado 80202
                        Telephone:    (303) 626-8200
                        Facsimile:     (303) 626-8228
                        Attn: President and General Counsel


               If to Buyer:

                        Williams Terminals Holdings, L.P.
                        One Williams Center, Mail Drop-720A
                        Tulsa, Oklahoma 74172
                        Telephone: (918) 573-3602
                        Facsimile: (918) 573-6865
                        Attn: Vice President

         15.4. Governing Law. EXCEPT WITH REGARD TO ANY REAL PROPERTY LAW ISSUES, THIS AGREEMENT AND THE PERFORMANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO ANY CONFLICT-OF-LAWS PROVISION THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. WITH REGARD TO ANY REAL PROPERTY LAW ISSUES, THIS AGREEMENT AND THE PERFORMANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS, WITHOUT REGARD TO ANY CONFLICT-OF-LAW PROVISION THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

         15.5. Entire Agreement. This Agreement together with the certificates, documents, instruments and writings that are delivered pursuant hereto sets forth the entire agreement and understanding of the Parties with respect of the transaction contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof, including, without limitation, the Letter of Intent dated May 17, 2001 between the Parties. No representation, promise, inducement or statement of intention with respect to the subject matter of this Agreement has been made by either Party which is not embodied in this Agreement together with the certificates, documents, instruments and writings that are delivered pursuant hereto, and neither of the Parties shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth.

         15.6. No Assignment; Successors.All of the terms, covenants, representations, warranties and conditions of this Agreement shall be binding upon, and inure to the benefit of an be enforceable by, the Parties hereto and their respective successors, but neither this Agreement nor the rights and obligations of either of the Parties hereunder shall be assigned or otherwise transferred to any Person without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any assignment made without obtaining such consent will be void.

         15.7. Amendments; Waiver. This Agreement may be amended, superseded or canceled, and any of the terms hereof may be waived, only by a written instrument specifically stating that it amends, supersedes or cancels this Agreement or waives any of the terms herein, executed by both Parties or, in the case of a waiver, by the Party waiving compliance. The failure of either Party at any time to require performance of any provision herein shall in no manner affect the right at a later time to enforce the same. No waiver by either Party of any condition, or of any breach of any term, covenant, representation or warranty, shall be deemed or constitute a waiver of any other condition, or breach of any other term, covenant, representation or warranty, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         15.8. Convenient Reference. Section headings contained in this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement.

         15.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         15.10. No Third Person Beneficiaries. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any Person other than the Parties and their respective permitted successors and assigns.

         15.11 Attorney Fees. A Party in breach of this Agreement shall, on demand, indemnify and hold harmless the other Party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such Party by reason of the enforcement and protection of its rights under this Agreement after entry of a final non-appealable order.

         15.12. Limitation on Liability. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER HEREUNDER FOR EXEMPLARY, PUNITIVE, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND, ARISING DIRECTLY OR INDIRECTLY FROM, INCIDENT TO, OR CONNECTED WITH THE ASSETS OR THE SALE THEREOF, REGARDLESS OF SOLE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR DEFECT IN PREMISES, EQUIPMENT OR MATERIAL, AND REGARDLESS OF WHETHER PRE-EXISTING THIS SALE. This Section 15.12 shall in no way limit or qualify (a) the Parties' indemnification obligations under Section 13 with respect to Claims made against either or both of the Parties by a Third Person or (b) the Buyer's right to be fully indemnified and held harmless from and against all consequential damages sustained or incurred by Buyer as the result of pipeline Right-of-Way Claims asserted by Buyer no later than October 31, 2001.

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first set forth above.


                                     TRANSMONTAIGNE INC.


                                     By:  /s/ Mark S. Huff
                                        ----------------------------------------
                                        Mark S. Huff, Vice President


                                     WILLIAMS TERMINALS HOLDINGS, L.P.
                                     By:  Williams NGL, LLC, its General Partner


                                     By:  /s/ Jay A. Wiese
                                        ----------------------------------------
                                        Jay A. Wiese, Vice President

        SCHEDULE 2.1(a) - DESCRIPTION OF REAL PROPERTY AND RIGHTS OF WAY

ATTACHED TO AND MADE A PART OF THAT CERTAIN FACILITIES SALE AGREEMENT DATED JUNE
   30, 2001 BETWEEN WILLIAMS TERMINALS HOLDINGS, L.P. AND TRANSMONTAIGNE INC.


(A)      Real Property

         (1) South Terminal Facility

                  A part of the northwest quarter of the northwest quarter (NW 1/4 NW 1/4) of Section 27 and a part of the northeast quarter of the northeast quarter (NE 1/4 NE 1/4) of Section 28, all in Township 2 North, Range 11 West, Pulaski County, Arkansas, being more particularly described as follows:

                  Commencing at the SE Corner of said NW 1/4 of the NW 1/4,
         Section 27, thence N 89 degrees 14 minutes 00 seconds W, along the South line of said NW 1/4 of the NW 1/4, 81.29 feet to the west Right of Way of Interstate 40 Overpass Road (Airport Road) for the Point of Beginning. Thence continue N 89 degrees, 14 minutes, 00 seconds W, along said South line, 1233.63 feet to the SW Corner of said NW 1/4 of the NW 1/4; thence N 89 degrees 44 minutes, 09 seconds W, along the south line of said NE 1/4 of the NE 1/4, Section 28, 157.82 feet to the high bank of a slough; thence N 23 degrees 08 minutes 28 seconds W along said high bank of a slough, 484.37 feet to the south Right of Way line of Interstate 40; thence N 81 degrees, 31 minutes, 00 seconds E, along said south Right of Way, 1434.06 feet to the west Right of Way line of Overpass Road (Airport Road); thence S 14 degrees, 10 minutes, 24 seconds E, along said west Right of Way line, 625.14 feet; thence continue along said west Right of Way line S 08 degrees, 34 minutes, 07 seconds E, 68.84 feet to the Point of Beginning. Containing 18.48 (804.852 Sq. Ft.) more of less, and also described as Lot 1, Transmontaigne Addition in the Bill of Assurance dated November 10, 1998, Instrument No. 98-90649 and on Plat No. F-387, both filed of record on November 16, 1998 with the Circuit County Recorder in the County of Pulaski, State of Arkansas, which Lot 1, "Transmontaigne Addition", also includes Lots 1 and 2, "Airport Road Addition", as described in the Plat and Bill of Assurance of Lot 1 and 2, Airport Road Addition, dated April 8, 1994 and filed in the records of Pulaski County as Instrument No. 94-26809 on April 12, 1994.

         (2) North Terminal Facility

                  Beginning at a 3/4-inch pipe at the Southeast corner of the SW 1/4 of Section 22, Township 2 North, Range 11 West, Pulaski county, Arkansas; thence South 00 degrees 48 minutes West along the East line of the NW 1/4 of Section 27 for 41.16 feet to the North right-of-way line of interstate highway #40; thence
         South 81 degrees 31 minutes West along said right-of-way for 1419.56 feet to a 3/4-inch pipe at the intersection of the North right-of-way line of interstate highway #40 and the East right-of-way line of an access road to the North; thence North 13 degrees 15 minutes West along the said East right-of-way line of the access road to the North and its extension for 774.82 feet to a boat spike; thence East for 1583.68 feet to a 3/4-inch pipe on the East line of the SW 1/2 of Section 22; thence South 00 degrees 10 minutes West along said East line for 503.64 feet to the point of beginning. The foregoing tract is situated in the SW 1/4 of Section 22 and the NW 1/4 of Section 27, Township 2 North, Range 11 West, Pulaski County, Arkansas and does contain 22.487 acres, more or less.

(B)      Together with the following Rights-of-Way and Easements:

         (1) All rights and privileges and appurtenances thereto, including the following as conveyed to Shell Oil Company in that Deed by Texas Eastern Transmission Corporation dated November 10, 1978, recorded as Instrument No. 78-46309 in the Office of the Recorder of Pulaski County, Arkansas; (1) a 16-inch underground pipeline located within the premises hereinabove conveyed and within the easement granted to Grantor in said Deed, (2) a 2-inch water line, (3) the right to receive water through a 4-inch line and (4) the right to use the access road from U.S. Highway 70; but subject however to the covenants and conditions as set forth in the aforesaid Deed, and as all of the aforesaid were conveyed by Shell Oil Company to continental Ozark, Inc. in Warranty Deed dated November 10, 1978, recorded as Instrument No. 78-46310 in the records of Pulaski County, Arkansas;

         (2) The right of ingress and egress as set forth in Easement and Right-of-Way from TE Products Pipeline Company to COZ Terminaling, Inc., recorded September 26, 1996 as Instrument No. 96-67609;

         (3) The right of access between controlled access highway and contiguous land, contained in Warranty Deed executed February 26, 1959, by Texas Eastern Transmission Corporation, recorded in Deed Book 689 at page 477 in records of Pulaski County, Arkansas; and

         (4) The Pipe Line Easement dated June 24, 1960, granted by Texas Eastern Transmission Corporation to Gulf Oil Corporation, recorded in Book 737 at page 443 in the records of Pulaski County, Arkansas, which easement was conveyed to North Little Rock Terminaling Com. (predecessor in interest to TransMontaigne Terminaling Inc.) by Chevron U.S.A. Products Company, a Division of Chevron U.S.A. Inc., by Special Warranty Deed dated May 7, 1993, recorded May 13, 1993 as document 93-30319, as an appurtenance to the aforesaid South Terminal Facility Real Property.

          SCHEDULE 2.1(b) AND (c) - PERSONAL PROPERTY AND IMPROVEMENTS

  ATTACHED TO AND MADE A PART OF THAT CERTAIN FACILITIES SALE AGREEMENT DATED
           JUNE 30, 2001 BETWEEN WILLIAMS TERMINALS HOLDINGS, L.P. AND
                               TRANSMONTAIGNE INC.



INVENTORY LIST

TRANSMONTAIGNE TERMINALING - NORTH TERMINAL

TANKAGE

101 - HSD                109 - TEXACO SYSTEM 3 GAS ADDITIVE (TEXACO OWNS)
102 - LSD                ALL ASSOCIATED PIPING AND INJECTORS
103 - LSD                110 - GENERIC ADDITIVE - 8000 GALLON TANK
104 - PREMIUM 93         111 - TRANSMIX
105 - NOLEAD             112 - RED DYE ADDITIVE 2 - 500 GALLON TANKS
1 - 6 BUTANE             DROP OUT TANK FOR VCU
7 - PROPANE              PROPANE TANK FOR VCU (AMERIGAS OWNS)

EQUIPMENT

JOHN ZINK FLARE
MCGILL VAPOR RECOVERY UNIT - NOT OPERABLE
OIL-WATER SEPARATOR
KOEHLER FLASH TESTER
SOLARTRON
GRABNER RVP TESTER
2 WHEELED FIRE EXTINGUISHERS
PORTABLE FIRE EXTINGUISHERS
GUARDIAN 2 AUTOMATION SYSTEM COMPUTER 16" LINE FROM TEPPCO TO RECEIVING MANIFOLD 5 - 12" TWIN SEAL MANIFOLD VALVES 5 - 4" TWIN SEAL VALVES (MANUAL VALVES)
2 - 6" GAS AND DSL TRANSFER LINES THAT CONNECT THE NORTH AND SOUTH TERMINALS
1 - 3" BUTANE LINE THAT CONNECTS THE NORTH AND SOUTH TERMINALS
1 - 75 HP TRANSFER PUMP AND MOTOR

BUILDINGS

STORAGE BUILDING 5 X 5
CUT SHACK 10 X 8
OFFIC/WAREHOUSE 30 X 96
2 BAY LOADING RACK

SUPPLIES

CLEANING SUPPLIES AND TOILETRIES
VARIOUS OFFICE SUPPLIES

INVENTORY LIST

TRANSMONTAIGNE TERMINALING - SOUTH TERMINAL

TANKAGE

501 - LSD                509 - TEXACO SYSTEM 3 GAS ADDITIVE (TEXACO OWNS)
502 - NOLEAD             ALL ASSOCIATED PIPING AND INJECTORS
503 - HSD                510 - GENERIC ADDITIVE 10,000 GALLON TANK
504 - LSD                511 - TEXACO PREM. DSL ADDITIVE (TEXACO OWNS)
505 - TRANSMIX           ALL ASSOCIATED PIPING AND INJECTORS
506 - PREMIUM 93         513 - RED DYE ADDITIVE
507 - TRANSMIX           010 - CHEVRON ENVIRONMENTAL RECOVERY (CHEVRON OWNS)
508 - NOLEAD             PROPANE TANK FOR VCU  (AMERIGAS OWNS)
                         DROP OUT TANK FOR VCU

EQUIPMENT                                                       TOOLS

16" LINE FROM TEPPCO TO RECEIVING MANIFOLD                      STOCK SUPPLY - NUTS, BOLTS, WASHERS AND FITTINGS
L2900 KUBOTA TRACTOR                                            ASSORTED SIZES OF WRENCHES AND PIPE WRENCHES
LAND PRIDE FINISH MOWER                                         VARIOUS SPARE PARTS
BUSHWACKER BUSH HOG                                             VARIOUS SHOVELS, RAKES AND BROOMS
2 HOMELITE WEEDEATERS
TSURUMI AC GENERATOR                                            SUPPLIES
SMALL PORTABLE PRESSURE WASHER
MUD PUMP                                                        CLEANING SUPPLIES AND TOILETRIES
BATTERY CHARGER                                                 VARIOUS OFFICE SUPPLIES
CAMPBELL HAUSFELD PORTABLE AIR COMPRESSOR
HEAVY DUTY DRILL PRESS                                          BUILDINGS
INGERSOL-RAND GRINDER
DIXIE CHOPPER 72" CUT                                           WAREHOUSE 30 X 60
2 COMPRESSOR UNIT MODEL# 30 CAV1OV                              WAREHOUSE, OFFICE WITH LOADING DOCK 60 X 120
PENSKY-MARTENS FLASH TESTER                                     WAREHOUSE/DRIVER BUILDING 32 X 16
VAPOR FREE SAMPLER                                              STORAGE SHED 10 X 8
GRABNER RVP TESTER                                              CUT SHACK 10 X 8 WITH VAPOR FREE SAMPLER
VARIOUS 2" - 8" PIPING                                          2 BAY LOADING RACK
4 WHEELED FIRE EXTINGUISHERS
32 PORTABLE FIRE EXTINGUISHERS
3 LONG TABLES AND CHAIRS
BUILT IN DESKS AND CABINETRY
1 DESK
1 CUBICLE
GUARDIAN 2 AUTOMATION SYSTEM COMPUTER
GUARDIAN 1 COMPUTER FOR LION INVENTORY AND METER READINGS
1 TANGET COMPUTER
1 CBT COMPUTER
MCGILL VRU - NOT IN SERVICE
JOHN ZINK VCU
1 - 50 HP TRANSFER PUMP AND MOTOR

NORTH TERMINAL

NORTH LITTLE ROCK, AR
EQUIPMENT LIST


=====================================================================================================================
      EQUIPMENT VENDOR               EQUIPMENT DESCRIPTION                  MODEL NAME              MODEL #
=====================================================================================================================
Diamond                      Guardian/2 System                                  G2

---------------------------------------------------------------------------------------------------------------------
Smith/Prime                  N-87 Meter                                        Prime
---------------------------------------------------------------------------------------------------------------------
Smith/Prime                  89,91,93 Orem/Blend Meter                          N/A
---------------------------------------------------------------------------------------------------------------------
Smith/Prime                  N-87 Meter                                         N/A
---------------------------------------------------------------------------------------------------------------------
Smith/Prime                  LSD/RED Meter                                      N/A
---------------------------------------------------------------------------------------------------------------------
Smith/Prime                  LSD Meter                                          N/A
---------------------------------------------------------------------------------------------------------------------
Smith/PD                     HSD Meter                                          F4
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Smith                        N-87 Preset                                    Electronic          Accuload-RBM
---------------------------------------------------------------------------------------------------------------------
Smith                        89,91,93 Orem/Blend Preset                     Electronic          Accuload-RBM
---------------------------------------------------------------------------------------------------------------------
Smith                        N-87 Preset                                    Electronic          Accuload-RBM
---------------------------------------------------------------------------------------------------------------------
Smith                        LSD/RED Preset                                 Electronic          Accuload-RBM
---------------------------------------------------------------------------------------------------------------------
Smith                        LSD Preset                                     Electronic          Accuload-RBM
---------------------------------------------------------------------------------------------------------------------
Smith                        HSD Preset                                     Electronic          Accuload-RBM
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Temp. Probe                  N-87 Temp. Probe                                100 OHMS
---------------------------------------------------------------------------------------------------------------------
Temp. Probe                  89,91,93 Orem/Blend Temp. Probe                 100 OHMS
---------------------------------------------------------------------------------------------------------------------
Temp. Probe                  N-87 Temp. Probe                                100 OHMS
---------------------------------------------------------------------------------------------------------------------
Temp. Probe                  LSD/RED Temp. Probe                             100 OHMS
---------------------------------------------------------------------------------------------------------------------
Temp. Probe                  LSD Temp. Probe                                 100 OHMS
---------------------------------------------------------------------------------------------------------------------
Temp. Probe                  HSD Temp. Probe                                 100 OHMS
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Smith/Prime                  N-87 Meter                                        Prime
---------------------------------------------------------------------------------------------------------------------
Smith/Prime                  89,91,93 Orem/Blend Meter                          N/A
---------------------------------------------------------------------------------------------------------------------
Smith/Prime                  N-87 Meter                                         N/A
---------------------------------------------------------------------------------------------------------------------
Smith/Prime                  LSD/RED Meter                                      N/A
---------------------------------------------------------------------------------------------------------------------


====================================================================================
      EQUIPMENT VENDOR       VERSION #     SPECIFIC LOCATION
====================================================================================
Diamond                        3.01        3222 Central Airport N. Little Rock, AR
                                           72117
------------------------------------------------------------------------------------
Smith/Prime                   size 4       Lane 1, Meter 1
------------------------------------------------------------------------------------
Smith/Prime                   size 4       Lane 1, Meter 2
------------------------------------------------------------------------------------
Smith/Prime                   size 4       Lane 1, Meter 3
------------------------------------------------------------------------------------
Smith/Prime                   size 4       Lane 1, Meter 4
------------------------------------------------------------------------------------
Smith/Prime                   size 4       Lane 1, Meter 5
------------------------------------------------------------------------------------
Smith/PD                      size 4       Lane 1, Meter 6
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Smith                                      Lane 1, Meter 1
------------------------------------------------------------------------------------
Smith                                      Lane 1, Meter 2
------------------------------------------------------------------------------------
Smith                                      Lane 1, Meter 3
------------------------------------------------------------------------------------
Smith                                      Lane 1, Meter 4
------------------------------------------------------------------------------------
Smith                                      Lane 1, Meter 5
------------------------------------------------------------------------------------
Smith                                      Lane 1, Meter 6
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Temp. Probe                                Lane 1, Meter 1,  Meter
------------------------------------------------------------------------------------
Temp. Probe                                Lane 1, Meter 2,  Meter
------------------------------------------------------------------------------------
Temp. Probe                                Lane 1, Meter 3,  Meter
------------------------------------------------------------------------------------
Temp. Probe                                Lane 1, Meter 4,  Meter
------------------------------------------------------------------------------------
Temp. Probe                                Lane 1, Meter 5,  Meter
------------------------------------------------------------------------------------
Temp. Probe                                Lane 1, Meter 6,  Meter
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Smith/Prime                   size 4       Lane 2, Meter 1
------------------------------------------------------------------------------------
Smith/Prime                   size 4       Lane 2, Meter 2
------------------------------------------------------------------------------------
Smith/Prime                   size 4       Lane 2, Meter 3
------------------------------------------------------------------------------------
Smith/Prime                   size 4       Lane 2, Meter 4
------------------------------------------------------------------------------------

North Terminal

NORTH LITTLE ROCK, AR
EQUIPMENT LIST

=========================================================================================================================
      EQUIPMENT VENDOR               EQUIPMENT DESCRIPTION                  MODEL NAME                   MODEL #
=========================================================================================================================
Smith/Prime                  LSD Meter                                          N/A
-------------------------------------------------------------------------------------------------------------------------
Smith/PD                     HSD Meter                                          F4
-------------------------------------------------------------------------------------------------------------------------
Smith                        N-87 Preset                                    Electronic          Accuload-RBM
-------------------------------------------------------------------------------------------------------------------------
Smith                        89,91,93 Orem/Blend Preset                     Electronic          Accuload-RBM
-------------------------------------------------------------------------------------------------------------------------
Smith                        N-87 Preset                                    Electronic          Accuload-RBM
-------------------------------------------------------------------------------------------------------------------------
Smith                        LSD/RED Preset                                 Electronic          Accuload-RBM
-------------------------------------------------------------------------------------------------------------------------
Smith                        LSD Preset                                     Electronic          Accuload-RBM
-------------------------------------------------------------------------------------------------------------------------
Smith                        HSD Preset                                     Electronic          Accuload-RBM
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Temp. Probe                  N-87 Temp. Probe                                100 OHMS
-------------------------------------------------------------------------------------------------------------------------
Temp. Probe                  89,91,93 Orem/Blend Temp. Probe                 100 OHMS
-------------------------------------------------------------------------------------------------------------------------
Temp. Probe                  N-87 Temp. Probe                                100 OHMS
-------------------------------------------------------------------------------------------------------------------------
Temp. Probe                  LSD/RED Temp. Probe                             100 OHMS
-------------------------------------------------------------------------------------------------------------------------
Temp. Probe                  LSD Temp. Probe                                 100 OHMS
-------------------------------------------------------------------------------------------------------------------------
Temp. Probe                  HSD Temp. Probe                                 100 OHMS
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ICM                          Additive Injector                            Texaco System 3       3110
-------------------------------------------------------------------------------------------------------------------------
ICM                          Additive Injector                           Chevron - OGA 402      3110
-------------------------------------------------------------------------------------------------------------------------
ICM                          Additive Injector                            Morton Red BD50       3110
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
M&J Level Transmitter        Automatic Tank Gauge                           Butane Only
-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================


======================================================================
      EQUIPMENT VENDOR        VERSION #     SPECIFIC LOCATION
======================================================================
Smith/Prime                    size 4       Lane 2, Meter 5
----------------------------------------------------------------------
Smith/PD                       size 4       Lane 2, Meter 6
----------------------------------------------------------------------
Smith                                       Lane 2, Meter 1
----------------------------------------------------------------------
Smith                                       Lane 2, Meter 2
----------------------------------------------------------------------
Smith                                       Lane 2, Meter 3
----------------------------------------------------------------------
Smith                                       Lane 2, Meter 4
----------------------------------------------------------------------
Smith                                       Lane 2, Meter 5
----------------------------------------------------------------------
Smith                                       Lane 2, Meter 6
----------------------------------------------------------------------

----------------------------------------------------------------------
Temp. Probe                                 Lane 2, Meter 1,  Meter
----------------------------------------------------------------------
Temp. Probe                                 Lane 2, Meter 2,  Meter
----------------------------------------------------------------------
Temp. Probe                                 Lane 2, Meter 3,  Meter
----------------------------------------------------------------------
Temp. Probe                                 Lane 2, Meter 4,  Meter
----------------------------------------------------------------------
Temp. Probe                                 Lane 2, Meter 5,  Meter
----------------------------------------------------------------------
Temp. Probe                                 Lane 2, Meter 6,  Meter
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
ICM
----------------------------------------------------------------------
ICM
----------------------------------------------------------------------
ICM
----------------------------------------------------------------------

----------------------------------------------------------------------
M&J Level Transmitter
======================================================================

North Terminal

NORTH LITTLE ROCK, AR
EQUIPMENT LIST

===========================================================================================================================
      EQUIPMENT VENDOR                     Equipment Description                     MODEL NAME               MODEL #
===========================================================================================================================
Tank Valves Motor Operated:  None
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 N/A                         Tank 101 Rack Pump Motor, HSD                              25 hp
---------------------------------------------------------------------------------------------------------------------------
Siemens                      Tank 102 Rack Pump Motor, LSD                              50 hp
---------------------------------------------------------------------------------------------------------------------------
Siemens                      Tank 103 Rack Pump Motor, LSD                              50 hp
---------------------------------------------------------------------------------------------------------------------------
Siemens                      Tank 104 Rack Pump Motor, 93                               50 hp
---------------------------------------------------------------------------------------------------------------------------
US Electric                  Tank 105 Rack Pump Motor, 87                               40 hp
---------------------------------------------------------------------------------------------------------------------------
Baldor                       Tank 109 Rack Pump Motor, Tex Add                          2 hp
---------------------------------------------------------------------------------------------------------------------------
Baldor                       Tank 110 Rack Pump Motor, Gen Add                          2 hp
---------------------------------------------------------------------------------------------------------------------------
Baldor                       Tank 112 Rack Pump Motor, Red Dye                          2 hp
---------------------------------------------------------------------------------------------------------------------------
Siemens                      Tank 1 Rack Pump Motor, Butane                             30 hp
---------------------------------------------------------------------------------------------------------------------------
Siemens                      Tank 2 Rack Pump Motor, Butane                             20 hp
---------------------------------------------------------------------------------------------------------------------------
 N/A                         Tank 3 Rack Pump Motor, Butane
---------------------------------------------------------------------------------------------------------------------------
 N/A                         Tank 4 Rack Pump Motor, Butane
---------------------------------------------------------------------------------------------------------------------------
 N/A                         Tank 5 Rack Pump Motor, Butane
---------------------------------------------------------------------------------------------------------------------------
 N/A                         Tank 6 Rack Pump Motor, Butane
---------------------------------------------------------------------------------------------------------------------------
 N/A                         Tank 7 Rack Pump Motor, Butane
---------------------------------------------------------------------------------------------------------------------------
 N/A                         Tank 111 Rack Pump Motor, T-Mix
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
N/A                          Tank 101 Rack Pump , HSD
---------------------------------------------------------------------------------------------------------------------------
Gorman-Ruff                  Tank 102 Rack Pump , LSD                           Impeller Dia. 13 1/4
---------------------------------------------------------------------------------------------------------------------------
Allis- Chalmers              Tank 103 Rack Pump , LSD                             Impeller Dia. 13
---------------------------------------------------------------------------------------------------------------------------
Gorman-Ruff                  Tank 104 Rack Pump , 93                            Impeller Dia. 13 1/4
---------------------------------------------------------------------------------------------------------------------------
Goulds                       Tank 105 Rack Pump , 87                              Impeller Dia. 13
---------------------------------------------------------------------------------------------------------------------------
ASI AF483-T                  Tank 109 Rack Pump , Tex Add                      Impeller Dia. Mag Drive
---------------------------------------------------------------------------------------------------------------------------
ASI AF483-T                  Tank 110 Rack Pump , Gen Add                      Impeller Dia. Mag Drive
===========================================================================================================================
North Terminal
---------------------------------------------------------------------------------------------------------------------------
NORTH LITTLE ROCK, AR
---------------------------------------------------------------------------------------------------------------------------
EQUIPMENT LIST
---------------------------------------------------------------------------------------------------------------------------


====================================================================
      EQUIPMENT VENDOR       VERSION#          Specific Location
====================================================================
Tank Valves Motor Operated:
--------------------------------------------------------------------

--------------------------------------------------------------------
 N/A                                           Tank 101
--------------------------------------------------------------------
Siemens                                        Tank 102
--------------------------------------------------------------------
Siemens                                        Tank 103
--------------------------------------------------------------------
Siemens                                        Tank 104
--------------------------------------------------------------------
US Electric                                    Tank 105
--------------------------------------------------------------------
Baldor                                         Tank 109
--------------------------------------------------------------------
Baldor                                         Tank 110
--------------------------------------------------------------------
Baldor                                         Tank 112
--------------------------------------------------------------------
Siemens                                        Tank 1
--------------------------------------------------------------------
Siemens                                        Tank 2
--------------------------------------------------------------------
 N/A                                           Tank 3
--------------------------------------------------------------------
 N/A                                           Tank 4
--------------------------------------------------------------------
 N/A                                           Tank 5
--------------------------------------------------------------------
 N/A                                           Tank 6
--------------------------------------------------------------------
 N/A                                           Tank 7
--------------------------------------------------------------------
 N/A                                           Tank 111
--------------------------------------------------------------------

--------------------------------------------------------------------
N/A                                            Tank 101
--------------------------------------------------------------------
Gorman-Ruff                                    Tank 102
--------------------------------------------------------------------
Allis- Chalmers                                Tank 103
--------------------------------------------------------------------
Gorman-Ruff                                    Tank 104
--------------------------------------------------------------------
Goulds                                         Tank 105
--------------------------------------------------------------------
ASI AF483-T                                    Tank 109
--------------------------------------------------------------------
ASI AF483-T                                    Tank 110
====================================================================
North Terminal
--------------------------------------------------------------------
NORTH LITTLE ROCK, AR
--------------------------------------------------------------------
EQUIPMENT LIST
--------------------------------------------------------------------

=========================================================================================================================
      EQUIPMENT VENDOR                     Equipment Description                     MODEL NAME               MODEL #
=========================================================================================================================
ASI AF483-T                  Tank 112 Rack Pump , Red Dye                      Impeller Dia. Mag Drive
=========================================================================================================================
N/A                          Tank 5 Rack Pump , Butane
-------------------------------------------------------------------------------------------------------------------------
N/A                          Tank 6 Rack Pump , Butane
-------------------------------------------------------------------------------------------------------------------------
N/A                          Tank 7 Rack Pump , Butane
-------------------------------------------------------------------------------------------------------------------------
N/A                          Tank 111 Rack Pump , T-Mix
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Alarm                        Tank 1                                                    Butane
-------------------------------------------------------------------------------------------------------------------------
Alarm                        Tank 2                                                    Butane
-------------------------------------------------------------------------------------------------------------------------
Alarm                        Tank 3                                                    Butane
-------------------------------------------------------------------------------------------------------------------------
Alarm                        Tank 4                                                    Butane
-------------------------------------------------------------------------------------------------------------------------
Alarm                        Tank 5                                                    Butane
-------------------------------------------------------------------------------------------------------------------------
Alarm                        Tank 6                                                    Butane
-------------------------------------------------------------------------------------------------------------------------
Alarm                        Tank 7                                                    Butane
-------------------------------------------------------------------------------------------------------------------------
Canon                        Copier                                                    NP6016           NDF-13893
Canon                        Fax Machine                                                                CFX-L4000
CCTV                         4 Channel, color w/VHS recorder
Goulds                       North-to South Transfer pump                              3X4X10
Seimens                      North-to-South Transfer pump motor                         75hp
Allen Bradley                SLC 5/03; 13 slot rack                                   1747 L532
Allen Bradley                SLC 5/04; 10 slot rack                                   1747 L541
Allen Bradley                SCL 5/03; 13 slot rack                                   1747 L532
3Com                         Superstack II data hub                                    3C250L
=========================================================================================================================


======================================================================
      EQUIPMENT VENDOR           VERSION#          Specific Location
======================================================================
ASI AF483-T                                        Tank 112
======================================================================
N/A                                                Tank 5
----------------------------------------------------------------------
N/A                                                Tank 6
----------------------------------------------------------------------
N/A                                                Tank 7
----------------------------------------------------------------------
N/A                                                Tank 111
----------------------------------------------------------------------

----------------------------------------------------------------------
Alarm                        High Level Alarm      Tank 1
----------------------------------------------------------------------
Alarm                        High Level Alarm      Tank 2
----------------------------------------------------------------------
Alarm                        High Level Alarm      Tank 3
----------------------------------------------------------------------
Alarm                        High Level Alarm      Tank 4
----------------------------------------------------------------------
Alarm                        High Level Alarm      Tank 5
----------------------------------------------------------------------
Alarm                        High Level Alarm      Tank 6
----------------------------------------------------------------------
Alarm                        High Level Alarm      Tank 7
----------------------------------------------------------------------
Canon
Canon
CCTV
Goulds
Seimens
Allen Bradley
Allen Bradley
Allen Bradley
3Com
======================================================================

SOUTH TERMINAL

NORTH LITTLE ROCK, AR

EQUIPMENT LIST

====================================================================================================
     EQUIPMENT VENDOR            EQUIPMENT DESCRIPTION            MODEL NAME            MODEL #
----------------------------------------------------------------------------------------------------
Diamond                   Guardian/2 System                           G2

----------------------------------------------------------------------------------------------------
Brooks                    N87 Meter                                 Turbine
----------------------------------------------------------------------------------------------------
Brooks                    N89,91,93 Prem/Blend Meter                Turbine
----------------------------------------------------------------------------------------------------
Brooks                    N-87 Meter                                Turbine
----------------------------------------------------------------------------------------------------
Brooks                    LSD Meter                                 Turbine
----------------------------------------------------------------------------------------------------
Brooks                    LSD Meter                                 Turbine
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Brooks                    N87 Preset                                  IMS
----------------------------------------------------------------------------------------------------
Brooks                    N89,91,93 Prem/Blend Preset                 IMS
----------------------------------------------------------------------------------------------------
Brooks                    N-87 Preset                                 IMS
----------------------------------------------------------------------------------------------------
Brooks                    LSD Preset                                  IMS
----------------------------------------------------------------------------------------------------
Brooks                    LSD Preset                                  IMS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Temp. Probe               N87 Temp. Probe                         RTD in Ohms
----------------------------------------------------------------------------------------------------
Temp. Probe               N89,91,93 Prem/Blend Temp. Probe        RTD in Ohms
----------------------------------------------------------------------------------------------------
Temp. Probe               N87 Temp. Probe                         RTD in Ohms
----------------------------------------------------------------------------------------------------
Temp. Probe               LSD Temp. Probe                         RTD in Ohms
----------------------------------------------------------------------------------------------------
Temp. Probe               LSD Temp. Probe                         RTD in Ohms
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Brooks                    N87 Meter                                 Turbine
----------------------------------------------------------------------------------------------------
Brooks                    N89,91,93 Orem/Blend Meter                Turbine
----------------------------------------------------------------------------------------------------
Brooks                    N87 Meter                                 Turbine
----------------------------------------------------------------------------------------------------
Brooks                    LSD/RED Meter                             Turbine
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Brooks                    N87 Preset                                  IMS
----------------------------------------------------------------------------------------------------
Brooks                    N89,91,93 Orem/Blend Preset                 IMS
----------------------------------------------------------------------------------------------------
Brooks                    N87 Preset                                  IMS
====================================================================================================
SOUTH TERMINAL
----------------------------------------------------------------------------------------------------
NORTH LITTLE ROCK, AR
----------------------------------------------------------------------------------------------------
EQUIPMENT LIST
====================================================================================================


===============================================================================
     EQUIPMENT VENDOR     VERSION #  SPECIFIC LOCATION
-------------------------------------------------------------------------------
Diamond                     3.01     2725 Central Airport N. Little Rock, AR
                                     72117
-------------------------------------------------------------------------------
Brooks                     size 4    Lane 1, Meter 1
-------------------------------------------------------------------------------
Brooks                     size 4    Lane 1, Meter 2
-------------------------------------------------------------------------------
Brooks                     size 4    Lane 1, Meter 3
-------------------------------------------------------------------------------
Brooks                     size 4    Lane 1, Meter 4
-------------------------------------------------------------------------------
Brooks                     size 4    Lane 1, Meter 5
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Brooks                               Lane 1, Meter 1
-------------------------------------------------------------------------------
Brooks                               Lane 1, Meter 2
-------------------------------------------------------------------------------
Brooks                               Lane 1, Meter 3
-------------------------------------------------------------------------------
Brooks                               Lane 1, Meter 4
-------------------------------------------------------------------------------
Brooks                               Lane 1, Meter 5
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Temp. Probe                          Lane 1, Meter 1,  Meter
-------------------------------------------------------------------------------
Temp. Probe                          Lane 1, Meter 2,  Meter
-------------------------------------------------------------------------------
Temp. Probe                          Lane 1, Meter 3,  Meter
-------------------------------------------------------------------------------
Temp. Probe                          Lane 1, Meter 4,  Meter
-------------------------------------------------------------------------------
Temp. Probe                          Lane 1, Meter 5,  Meter
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Brooks                     size 4    Lane 2, Meter 1
-------------------------------------------------------------------------------
Brooks                     size 4    Lane 2, Meter 2
-------------------------------------------------------------------------------
Brooks                     size 4    Lane 2, Meter 3
-------------------------------------------------------------------------------
Brooks                     size 4    Lane 2, Meter 4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Brooks                               Lane 2, Meter 1
-------------------------------------------------------------------------------
Brooks                               Lane 2, Meter 2
-------------------------------------------------------------------------------
Brooks                               Lane 2, Meter 3
===============================================================================
SOUTH TERMINAL
-------------------------------------------------------------------------------
NORTH LITTLE ROCK, AR
-------------------------------------------------------------------------------
EQUIPMENT LIST
===============================================================================

=======================================================================================================
     EQUIPMENT VENDOR            EQUIPMENT DESCRIPTION            MODEL NAME            MODEL #
=======================================================================================================
Brooks                    LSD/RED Preset                              IMS
-------------------------------------------------------------------------------------------------------
Temp. Probe               N87 Temp. Probe                         RTD in Ohms
-------------------------------------------------------------------------------------------------------
Temp. Probe               N89,91,93 Orem/Blend Temp. Probe        RTD in Ohms
-------------------------------------------------------------------------------------------------------
Temp. Probe               N87 Temp. Probe                         RTD in Ohms
-------------------------------------------------------------------------------------------------------
Temp. Probe               LSD/RED Temp. Probe                     RTD in Ohms
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Mini Pak                  Additive Injector                     Texaco System 3   Gate City
-------------------------------------------------------------------------------------------------------
Gatepak                   Additive Injector                    Chevron - OGA 402  Gate City EI2007-1
-------------------------------------------------------------------------------------------------------
Gatepak                   Additive Injector                     Texaco Red Dye    Gate City EI0755-1
-------------------------------------------------------------------------------------------------------
Blend-Pak                 Additive Injector                  Morton Red Dye BD-50 Gate City
=======================================================================================================


===============================================================================
     EQUIPMENT VENDOR     VERSION #  SPECIFIC LOCATION
===============================================================================
Brooks                               Lane 2, Meter 4
-------------------------------------------------------------------------------
Temp. Probe                          Lane 2, Meter 1,  Meter
-------------------------------------------------------------------------------
Temp. Probe                          Lane 2, Meter 2,  Meter
-------------------------------------------------------------------------------
Temp. Probe                          Lane 2, Meter 3,  Meter
-------------------------------------------------------------------------------
Temp. Probe                          Lane 2, Meter 4,  Meter
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Mini Pak
-------------------------------------------------------------------------------
Gatepak
-------------------------------------------------------------------------------
Gatepak
-------------------------------------------------------------------------------
Blend-Pak
===============================================================================

SOUTH TERMINAL

NORTH LITTLE ROCK, AR

EQUIPMENT LIST CONT.

==================================================================================================
     EQUIPMENT VENDOR            EQUIPMENT DESCRIPTION            MODEL NAME           MODEL #
==================================================================================================
Automatic Tank Gauge:     No
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Tank Valves Motor         Tanks 501-506: Receipt
Operated:
--------------------------------------------------------------------------------------------------
                          Tanks 507, 509, 510, 512, 513: none
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
GE                        Tank 501 Rack Pump Motor, N87              50 hp
--------------------------------------------------------------------------------------------------
GE                        Tank 502 Rack Pump Motor, N87              50 hp
--------------------------------------------------------------------------------------------------
Century                   Tank 503 Rack Pump Motor, LSD              40 hp
--------------------------------------------------------------------------------------------------
                          Tank 504 Rack Pump Motor, LSD
--------------------------------------------------------------------------------------------------
                          Tank 505 Rack Pump Motor, T-Mix
--------------------------------------------------------------------------------------------------
Siemens                   Tank 506 Rack Pump Motor, 93               40 hp
--------------------------------------------------------------------------------------------------
                          Tank 507 Rack Pump Motor, Offspec
--------------------------------------------------------------------------------------------------
Baldor                    Tank 509 Rack Pump Motor, Tex Add          2 hp
--------------------------------------------------------------------------------------------------
Baldor                    Tank 510 Rack Pump Motor, Gen Add          2 hp
--------------------------------------------------------------------------------------------------
Baldor                    Tank 512 Rack Pump Motor, Tex Red          2 hp
--------------------------------------------------------------------------------------------------
Baldor                    Tank 513 Rack Pump Motor, Red Dye          2 hp
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Goulds                    Tank 501 Rack Pump , N87             Impeller Dia. 13
--------------------------------------------------------------------------------------------------
Goulds                    Tank 502 Rack Pump , N87             Impeller Dia. 13
--------------------------------------------------------------------------------------------------
Goulds                    Tank 503 Rack Pump , LSD             Impeller Dia. 13
--------------------------------------------------------------------------------------------------
                          Tank 504 Rack Pump , LSD
--------------------------------------------------------------------------------------------------
                          Tank 505 Rack Pump , T-Mix
--------------------------------------------------------------------------------------------------
Goulds                    Tank 506 Rack Pump , 93              Impeller Dia. 13
--------------------------------------------------------------------------------------------------
                          Tank 507 Rack Pump , Offspec
--------------------------------------------------------------------------------------------------
ASI A483-T                Tank 509 Rack Pump , Tex Add
--------------------------------------------------------------------------------------------------
ASI A483-T                Tank 510 Rack Pump , Gen Add
--------------------------------------------------------------------------------------------------


=================================================================================
     EQUIPMENT VENDOR     VERSION #                SPECIFIC LOCATION
=================================================================================
Automatic Tank Gauge:
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Tank Valves Motor
Operated:
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
GE                                     Tank 501
---------------------------------------------------------------------------------
GE                                     Tank 502
---------------------------------------------------------------------------------
Century                                Tank 503
---------------------------------------------------------------------------------
                                       Tank 504
---------------------------------------------------------------------------------
                                       Tank 505
---------------------------------------------------------------------------------
Siemens                                Tank 506
---------------------------------------------------------------------------------
                                       Tank 507
---------------------------------------------------------------------------------
Baldor                                 Tank 509
---------------------------------------------------------------------------------
Baldor                                 Tank 510
---------------------------------------------------------------------------------
Baldor                                 Tank 512
---------------------------------------------------------------------------------
Baldor                                 Tank 513
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Goulds                                 Tank 501
---------------------------------------------------------------------------------
Goulds                                 Tank 502
---------------------------------------------------------------------------------
Goulds                                 Tank 503
---------------------------------------------------------------------------------
                                       Tank 504
---------------------------------------------------------------------------------
                                       Tank 505
---------------------------------------------------------------------------------
Goulds                                 Tank 506
---------------------------------------------------------------------------------
                                       Tank 507
---------------------------------------------------------------------------------
ASI A483-T                             Tank 509
---------------------------------------------------------------------------------
ASI A483-T                             Tank 510
---------------------------------------------------------------------------------

SOUTH TERMINAL

NORTH LITTLE ROCK, AR

EQUIPMENT LIST

====================================================================================================
     EQUIPMENT VENDOR            EQUIPMENT DESCRIPTION            MODEL NAME           MODEL #
----------------------------------------------------------------------------------------------------
ASI A483-T                Tank 512 Rack Pump , Tex Red
----------------------------------------------------------------------------------------------------
ASI A483-T                Tank 513 Rack Pump , Red Dye
----------------------------------------------------------------------------------------------------
Canon                     Copier                                    NP2120
----------------------------------------------------------------------------------------------------
Canon                     Fax Machine                              CFX-L4000
----------------------------------------------------------------------------------------------------
Tangent                   CPU                                    Pentium Based
----------------------------------------------------------------------------------------------------
Allen Bradley             SLC 5/03: 7 Slot rack                    1747 L532
----------------------------------------------------------------------------------------------------
Allen Bradley             PanelView 600                                           2711-K6C3L1
----------------------------------------------------------------------------------------------------
Allen Bradley             PanelView 900                                           2711-L9A3
----------------------------------------------------------------------------------------------------
Allen Bradley             SLC 5/01;7 slot rack
----------------------------------------------------------------------------------------------------
3Com                      Superstack ll data hub                                  3C250L
----------------------------------------------------------------------------------------------------
Xerox                     Copier                                                  PA-1
----------------------------------------------------------------------------------------------------
Hewlet Packard            CPU                                     Vectra; 486
----------------------------------------------------------------------------------------------------
CCTV                      4 channel, color w/VHS recorder
----------------------------------------------------------------------------------------------------
Goulds                    Tank 508E Rack pump                       4X6X13
----------------------------------------------------------------------------------------------------
Goulds                    Tank 508W Rack pump                       4X6X13
----------------------------------------------------------------------------------------------------
U.S. Electric Motors      Tank 508W Rack pump motor                  60 hp
----------------------------------------------------------------------------------------------------
U.S. Electric Motors      Tank 508E Rack pump motor                  60 hp
----------------------------------------------------------------------------------------------------
Goulds                    South-to-North transfer pump              4X6X13
----------------------------------------------------------------------------------------------------
G.E.                      South-to-North transfer pump motor         60 hp
Hi Tech                   Electronic Sign                                         WO1511
====================================================================================================


=================================================================================
     EQUIPMENT VENDOR     VERSION #                SPECIFIC LOCATION
---------------------------------------------------------------------------------
ASI A483-T                             Tank 512
---------------------------------------------------------------------------------
ASI A483-T                             Tank 513
---------------------------------------------------------------------------------
Canon
---------------------------------------------------------------------------------
Canon
---------------------------------------------------------------------------------
Tangent
---------------------------------------------------------------------------------
Allen Bradley
---------------------------------------------------------------------------------
Allen Bradley
---------------------------------------------------------------------------------
Allen Bradley
---------------------------------------------------------------------------------
Allen Bradley
---------------------------------------------------------------------------------
3Com
---------------------------------------------------------------------------------
Xerox
---------------------------------------------------------------------------------
Hewlet Packard
---------------------------------------------------------------------------------
CCTV
---------------------------------------------------------------------------------
Goulds
---------------------------------------------------------------------------------
Goulds
---------------------------------------------------------------------------------
U.S. Electric Motors
---------------------------------------------------------------------------------
U.S. Electric Motors
---------------------------------------------------------------------------------
Goulds
---------------------------------------------------------------------------------
G.E.
Hi Tech
=================================================================================